                                                                   EXHIBIT 10.15


================================================================================



                     TRUST INDENTURE AND SECURITY AGREEMENT


                           dated as of August 7, 1997


                                     among


                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,

                             not in its individual
            capacity except as otherwise expressly provided herein,
             but solely as Nonaffiliated Partner Trustee under the
                Trust Agreement dated as of August 7, 1997 with
                                 Beneficiaries,


                          BJ SERVICES EQUIPMENT, L.P.,
                         a Delaware Limited Partnership


                                      and


                      STATE STREET BANK AND TRUST COMPANY,
                             as Indenture Trustee.



================================================================================



                            Well Services Equipment



                         (BJ Services Trust No. 1997-1)

                                    CONTENTS

Section                                                                                                              Page
-------                                                                                                              ----
PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

RECITALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1


1.       SECURITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         1.1   Grant of Security Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         1.2   Excluded Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         1.3   HABENDUM CLAUSE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         1.4   Attachment of Security Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         1.5   Effect of Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         1.6   Appointment of Indenture Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         1.7   Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         1.8   Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

2.       THE NOTES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         2.1   Notes; Title, Dating and Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         2.2   Execution and Authentication . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         2.3   Register . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         2.4   Transfer and Exchange  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         2.5   Indenture Trustee as Agent; Ownership of Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         2.6   Mutilated, Destroyed, Lost or Stolen Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         2.7   Cancellation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         2.8   Payment on Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         2.9   Payment from Indenture Estate Only; Nonrecourse Obligations; Excess Amounts  . . . . . . . . . . . . .  16
         2.10  Execution and Delivery of Notes upon Original Issuance . . . . . . . . . . . . . . . . . . . . . . . .  17
         2.11  Security for and Parity of Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         2.12  Application of Payments to Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         2.13  Intentional Omitted  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         2.14  Late Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         2.15  Definition of Premium  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         2.16  Special Rights of Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

3.       RECEIPT, DISTRIBUTION AND APPLICATION OF FUNDS IN THE INDENTURE ESTATE . . . . . . . . . . . . . . . . . . .  21
         3.1   Payment Upon Delivery of Units . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21


Section                                                                                                              Page
-------                                                                                                              ----
         3.2   Payments Upon Event of Loss, Obsolescence or ET Right; Certain Prepayments . . . . . . . . . . . . . .  21
         3.3   Application of Priority Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         3.4   Application of Certain Amounts Upon Event of Loss  . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         3.5   Amounts During Indenture Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         3.6   Amounts for Which Application is Provided in Other Basic Documents . . . . . . . . . . . . . . . . . .  24
         3.7   Amounts for Which No Application is Otherwise Provided . . . . . . . . . . . . . . . . . . . . . . . .  24
         3.8   Excepted Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         3.9   Notice of Nonpayment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

4.       COVENANTS OF NONAFFILIATED PARTNER TRUSTEE AND PARTNERSHIP . . . . . . . . . . . . . . . . . . . . . . . . .  25

5.       DISPOSITION, SUBSTITUTION AND RELEASE OF PROPERTY INCLUDED IN THE INDENTURE ESTATE DURING CONTINUATION OF
         PARTNERSHIP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         5.1   Disposition, Substitution and Release of Property Included in the Indenture Estate During
               Continuation of Partnership  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         5.2   Possession of Units  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         5.3   Release of Units . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         5.4   Release of Units - Consent of Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         5.5   Protection of Purchaser  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

6.       PREPAYMENT OF NOTES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         6.1   Prepayment of Notes upon Event of Loss, Obsolescence or ET Date  . . . . . . . . . . . . . . . . . . .  29
         6.2   Notice of Prepayment to Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         6.3   Deposit of Prepayment Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         6.4   Notes Payable on Prepayment Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

7.       NONAFFILIATED PARTNER TRUSTEE AND INDENTURE TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         7.1   Prepayment of Moneys for Note Payments Held by Indenture Trustee . . . . . . . . . . . . . . . . . . .  32
         7.2   No Representations or Warranties as to Units or Documents  . . . . . . . . . . . . . . . . . . . . . .  32

8.       DEFAULTS AND REMEDIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         8.1   Indenture Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

Section                                                                                                              Page
-------                                                                                                              ----
         8.2   Acceleration; Rescission and Annulment; Limitations  . . . . . . . . . . . . . . . . . . . . . . . . .  34
         8.3   Other Remedies Available to Indenture Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         8.4   Waiver of Nonaffiliated Partner Trustee and Partnership  . . . . . . . . . . . . . . . . . . . . . . .  45
         8.5   Waiver of Existing Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         8.6   Control by Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         8.7   Limitation on Suits by Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         8.8   Rights of Holders to Receive Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         8.9   Indenture Trustee May File Proofs of Claim . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

9.       INDENTURE TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         9.1   Rights and Duties of Indenture Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         9.2   Individual Rights of Indenture Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         9.3   Funds May Be Held by Indenture Trustee; Investments  . . . . . . . . . . . . . . . . . . . . . . . . .  49
         9.4   Notice of Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         9.5   Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         9.6   Replacement of Indenture Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         9.7   Successor Indenture Trustee by Merger, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         9.8   Eligibility; Disqualification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         9.9   Trustee's Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         9.10  Withholding Taxes; Information Reporting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         9.11  Co-Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54

10.      SATISFACTION AND DISCHARGE; TERMINATION
                    OF OBLIGATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         10.1  Satisfaction and Discharge of Agreement; Termination of Obligations  . . . . . . . . . . . . . . . . .  54
         10.2  Survival of Certain Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         10.3  Moneys to Be Held in Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         10.4  Moneys to Be Returned to Nonaffiliated Partner Trustee . . . . . . . . . . . . . . . . . . . . . . . . .55

11.      AMENDMENTS AND WAIVERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         11.1  Amendments to This Indenture Without Consent of Holders  . . . . . . . . . . . . . . . . . . . . . . .  55
         11.2  Supplements to Partnership Agreement, Guaranty, Services Agreement and O&M Agreement Without Holder
               Consent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         11.3  Amendments With Consent of Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         11.4  Notation on or Exchange of Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

Section                                                                                                              Page
-------                                                                                                              ----
         11.5  Indenture Trustee Protected  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         11.6  Opinion of Counsel Conclusive as to Supplements  . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

12.      ACTIONS TO BE TAKEN UPON EXERCISE OF CERTAIN RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         12.1  Actions to Be Taken upon Exercise of Certain Rights  . . . . . . . . . . . . . . . . . . . . . . . . .  59

13.      MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         13.1  Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         13.2  Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         13.3  No Recourse Against Others . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         13.4  Execution in Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         13.5  Indenture for Benefit of Nonaffiliated Partner Trustee, Indenture Trustee, Beneficiaries and Holders .  61
         13.6  Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         13.7  No Oral Modifications or Continuing Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         13.8  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         13.9  Headings and Table of Contents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         13.10 No Legal Title to Indenture Estate in Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         13.11 Capacity in Which Acting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         13.12 Directly or Indirectly . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62


SIGNATURES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-1

Attachments

Exhibit A      Note
Exhibit B      Indenture Supplement No. 1

                 TRUST INDENTURE AND SECURITY AGREEMENT dated as of August 7, 1997 among FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association not in its individual capacity except as otherwise expressly provided herein, but solely as Nonaffiliated Partner Trustee, BJ SERVICES EQUIPMENT, L.P., a Delaware Limited Partnership and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, as Indenture Trustee hereunder.

                                R E C I T A L S:

         A. Beneficiaries and First Security Bank, National Association, a national banking association, have entered into the Trust Agreement whereby, among other things, (i) Nonaffiliated Partner Trustee has established a certain trust for the use and benefit of Beneficiaries, to be subject, however, to the Lien of the Indenture created pursuant hereto and (ii) Nonaffiliated Partner Trustee has been authorized and directed to execute and deliver this Indenture.

         B.      Before the Commencement Date General Partner and
Organizational Limited Partner formed Partnership pursuant to the Initial Partnership Agreement, and General Partner contributed the Initial Units to Partnership.

         C. Nonaffiliated Partner Trustee, Indenture Trustee and other parties have entered into the Participation Agreement providing for the commitment of the Note Purchasers to purchase Notes in an aggregate amount not to exceed $75,000,000.

         D. Subject to the terms of the Participation Agreement, Nonaffiliated Partner Trustee on the Commencement Date will enter into the Partnership Agreement (which amends and restates the Initial Partnership Agreement) with General Partner, Affiliated Partner and Organizational Limited Partner and will make a capital contribution to Partnership.

         E. The proceeds of the Notes are to be used by Nonaffiliated Partner Trustee to finance a portion of the Nonaffiliated Partner Trustee's capital contribution to Partnership on the Commencement Date.

         F. The parties desire by this Indenture, among other things, (i) to provide for the issuance by Nonaffiliated Partner

Trustee of the Notes in accordance with this Indenture, (ii) to provide for the assignment, mortgage and pledge by Nonaffiliated Partner Trustee to Indenture Trustee, as part of the Indenture Estate hereunder, among other things, of Nonaffiliated Partner Trustee's Partnership Interest and of certain of Nonaffiliated Partner Trustee's right, title and interest under certain Basic Documents and certain payments and other amounts received hereunder or thereunder, and (iii) to provide for the assignment, mortgage and pledge by Partnership to Indenture Trustee, as part of the Indenture Estate hereunder, among other things, of all of Partnership's right title and interest in and to the Units and certain of Partnership's right, title and interest under certain Basic Documents and certain payments and other amounts received with respect thereto, all in accordance with the terms hereof, as security for, among other things, the payment and performance of the Notes and Nonaffiliated Partner Trustee's other obligations to Holders and to Indenture Trustee, for the ratable benefit and security of Holders.

         G. The Holders (i) by entering into the Participation Agreement, have made it possible for Nonaffiliated Partner Trustee to make its capital contribution to Partnership and, accordingly, have conferred financial and other benefits on Partnership and Partners and (ii) would not enter into the transactions contemplated by the Basic Documents without the grant by Partnership and Nonaffiliated Partner Trustee of the Liens provided hereunder.

         H. All things necessary to make this Indenture the legal, valid and binding obligation of Nonaffiliated Partner Trustee, Partnership and Indenture Trustee, for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have happened.

         I. For all purposes of this Indenture, except as otherwise defined herein or unless the context otherwise requires:

                 (a) capitalized terms used herein shall have the meanings assigned to them in Appendix A attached hereto and made a part hereof;

                 (b) the words "herein", "hereof" and "hereunder", and other words of similar import, refer to this Indenture as a whole and not to any particular Section or other subdivision hereof; and

                 (c) all references in this Indenture to Sections and Exhibits refer to Sections and Exhibits of this Indenture unless otherwise indicated.

                 NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.       SECURITY

         1.1     Grant of Security Interest.

                 To secure the prompt payment of the principal of, Premium, if any, and interest on the Notes from time to time Outstanding in accordance with their terms and to secure the payment, performance and observance by Nonaffiliated Partner Trustee and Partnership of all the agreements, covenants and provisions for the benefit of the Holders and Indenture Trustee contained herein and in the Basic Documents to which Partnership or Nonaffiliated Partner Trustee is a party (collectively, the "Secured Obligations") and for the uses and purposes and subject to the terms and provisions hereof,

                 (i) Nonaffiliated Partner Trustee does hereby grant, bargain, sell, assign, transfer, convey, pledge and confirm, unto Indenture Trustee, its successors and assigns, for the security and benefit of the Holders from time to time and Indenture Trustee, and grant a security interest in and lien on, all estate, right, title and interest of Nonaffiliated Partner Trustee in, to and under the following described property, agreements, rights, interests and privileges, whether now owned or hereafter acquired, arising or existing (which collectively, including, without limitation, all property hereafter specifically subjected to the Lien of this Indenture by Nonaffiliated Partner Trustee by any instrument supplemental hereto, but excluding the Excepted Property, are herein called the "Nonaffiliated Partner Trustee Indenture Estate"):

                          (A) the Partnership Agreement and Nonaffiliated Partner Trustee's Partnership Interest under the Partnership Agreement (including all instruments or certificates owned or held by or established in favor of Nonaffiliated Partner Trustee with respect to such Partnership Interest) and all rights, authority, powers and privileges of Nonaffiliated Partner Trustee as a holder of such Partnership Interest and all payments and distributions thereunder of whatever kind or character and whether in cash or other property, at any time made or distributable to Nonaffiliated Partner Trustee thereunder or in respect thereof, whether due or to become due and whether representing profits, distributions, repayment of capital contributions or otherwise (including all amounts of Priority Distributions, Supplemental Priority Distributions, Special Distributions, Disposition Value, ET Price, FT Price and payments of any kind required to be made to Nonaffiliated Partner Trustee thereunder), including, without limitation, the immediate and continuing right of Nonaffiliated Partner Trustee to receive and collect all distributions and any other payments or other amounts and the right of Nonaffiliated Partner Trustee to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, waiver or approval or to consent to any amendment, modification or waiver or to make any claims or demands under or to take any other action provided under or in respect of the Partnership Agreement, the Services Agreement or the O&M Agreement or to accept surrender of any Unit or Units, including all the rights and powers of Nonaffiliated Partner Trustee to the exclusion of General Partner and any other Partner, to declare the O&M Agreement and the Services Agreement to be in default, to terminate such agreements and exercise all rights and remedies thereunder and under the Partnership Agreement, including, without limitation, the commencement, conduct and consummation of legal, administrative and other proceedings as permitted thereunder or by law, the liquidation of Partnership, and all rights and powers of Nonaffiliated Partner Trustee to the exclusion of General Partner and any other Partner following a BJ Event of Default to amend, modify or waive such agreements and to exercise the other rights contained in
                 Section 7 of the Partnership Agreement;

                          (B) all rights, authority, powers and privileges of, and all payments and distributions payable to, Nonaffiliated Partner Trustee under Sections 5.11 through 5.18 and Section 5.22 of the Participation Agreement;

                          (C)     without limiting the foregoing clause (A) or
                 (B), all rents, issues, profits, revenues and other income of the property subjected or required to be subjected to the Lien of this Indenture which relate to such Partnership Interest, including, without limitation, the immediate and continuing right to receive any of the foregoing;

                          (D) all moneys and securities now or hereafter paid or deposited or required to be paid or deposited to or with Indenture Trustee by or for the account of Nonaffiliated Partner Trustee pursuant to any term of any Basic Document and held or required to be held by Indenture Trustee hereunder that relate to Partnership, the Units or to the Notes;

                          (E) the Guaranty, including, without limitation, all covenants and warranties in favor of Nonaffiliated Partner Trustee and all other rights and remedies of Nonaffiliated Partner Trustee thereunder, whether now owned or hereafter acquired; and

                          (F) all proceeds of the foregoing (Nonaffiliated Partner Trustee, concurrently, with the delivery hereof, having delivered to Indenture Trustee originals of the executed Partnership Agreement, O&M Agreement, Services Agreement, Guaranty and the relevant Partnership Agreement Supplement and O&M Agreement Supplement and executed counterparts of the Trust Agreement); and

                 (ii) Partnership does hereby grant, bargain, sell, assign, transfer, convey, pledge and confirm, unto Indenture Trustee, its successors and assigns, for the security and benefit of the Holders from time to time and Indenture Trustee, and grant a security interest in and lien on, all estate, right, title and interest of Partnership in, to and under the following described property, agreements, rights, interests and privileges, whether now owned or hereafter acquired, arising or existing (which collectively, including, without limitation, all property hereafter specifically subjected to the Lien of this Indenture by Partnership by any instrument supplemental hereto, but excluding the Excepted Property, are herein called the "Partnership Indenture Estate" and together with the Nonaffiliated Partner Trustee Indenture Estate herein called the "Indenture Estate"):

                          (A) the Units and all replacements thereof and substitutions therefor in which Partnership shall from time to time acquire an interest under the Contribution Agreements and the Partnership Agreement, as more particularly described in the Indenture Supplement, Partnership Agreement Supplement and O&M Agreement Supplement executed and delivered with respect to such Units;

                          (B) without limiting the foregoing clause(A), all rents, issues, profits, revenues and other income of the property subjected or required to be subjected to the Lien of this Indenture which relate to the Contribution Agreements, the Units or the Notes, including, without limitation, the immediate and continuing right to receive any of the foregoing;

                          (C) all insurance proceeds, sale proceeds or proceeds arising out of a taking, condemnation, requisition or appropriation by any government authority with respect to Partnership, the Units or any Unit, including, without limitation, the immediate and continuing right to receive any of the foregoing;

                          (D) all moneys and securities now or hereafter paid or deposited or required to be paid or deposited to or with Indenture Trustee by or for the account of Partnership pursuant to any term of any Basic Document and held or required to be held by Indenture Trustee hereunder that relate to the Units or to the Notes;

                          (E) all Contribution Agreements, including, without limitation, all covenants and warranties in favor of Partnership and all other rights and remedies of Partnership thereunder, whether now owned or hereafter acquired; and

                          (F) all proceeds of the foregoing (Partnership, concurrently, with the delivery hereof, having delivered to Indenture Trustee originals of the executed Partnership Agreement, O&M Agreement, Services Agreement, Contribution Agreements, Guaranty and the relevant Partnership Agreement Supplement and O&M Agreement Supplement and executed counterparts of the Trust Agreement);

excluding however, all Excepted Property. Such mortgage, charge, hypothec, security interest and assignment shall attach to the Partnership Agreement, the O&M Agreement and the Services Agreement and the amounts due and to become due thereunder upon the execution and delivery of this Agreement, the Participation Agreement, the Partnership Agreement, the O&M Agreement and the Services Agreement; such security interest shall attach to the Units specifically described in a supplement hereto upon the execution and delivery of such supplement. The mortgage, charge, hypothec, security interest and assignment granted hereunder shall in all events be subject to the terms and conditions of this Indenture and the rights of Nonaffiliated Partner Trustee and Partnership, respectively hereunder.

         There shall be excluded from the foregoing grant of security interest and assignment all Excepted Property.

         1.2     Excluded Rights.

                 (a) Notwithstanding the foregoing assignment, Nonaffiliated Partner Trustee and Partnership, respectively, shall have the right, not to the exclusion of Indenture Trustee:

                          (i)              to receive from Partnership, General
Partner, Affiliated Partner, Service Taker and Operator, respectively, duplicate copies of all notices, documents, reports and other information that Partnership, General Partner, Affiliated Partner, Service Taker and Operator are required or permitted to give to Nonaffiliated Partner Trustee or

Partnership under the Partnership Agreement, the Services Agreement, the O&M Agreement, the Participation Agreement or any other Basic Document;

                          (ii)             to inspect the Units and
Partnership's, General Partner's, Affiliated Partner's, Service Taker's, and Operator's respective records with respect thereto and with respect to the Partnership Agreement, O&M Agreement and the Services Agreement;

                          (iii)   to provide or carry insurance in addition to
that required to be carried by Operator pursuant to the O&M Agreement so long as such additional insurance does not adversely affect Operator's insurance or the cost thereof or impair the collectibility of such insurance carried by Operator; and

                          (iv)             in the case only of Nonaffiliated
Partner Trustee, subject to the limitations of Section 8.3(e)(i)(5), to make advances to protect or preserve the Units, and to pay, purchase, contest or compromise any insurance premium, encumbrance, charge, tax, lien or other sum that in the reasonable judgment of Nonaffiliated Partner Trustee appears to affect the Units to enable it to exercise its rights under this Indenture.

                 (b) If no Indenture Event of Default exists, Nonaffiliated Partner Trustee and Partnership shall have the right:

                          (i)              jointly with and not to the
exclusion of Indenture Trustee, to consent or withhold consent to any amendment, modification or waiver of any provision of the Partnership Agreement, Sections 5.11 through 5.18 and 5.22 of the Participation Agreement, any provision of the O&M Agreement, any provision of the Services Agreement to which Nonaffiliated Partner Trustee has the right to join or consent pursuant to Section 11.2 of the Services Agreement, it being the intention of the parties that consent of Nonaffiliated Partner Trustee and Indenture Trustee shall be required for any such amendment, modification or waiver;

                          (ii)             to the exclusion of Indenture
Trustee, but jointly with Nonaffiliated Partner Trustee and Partnership, to adjust the Priority Distributions, Disposition Values and ET Price, pursuant to and in accordance with Section 2.7 of the Participation Agreement, and to amend the Partnership Agreement to reflect any such adjustment, if such adjustment or amendment does not reduce the amounts payable under the Partnership Agreement on any date below that necessary to pay in full, when due, the principal of, Premium, if any, and the interest on the Notes due or to become due on such date; and

                          (iii)   to the exclusion of Indenture Trustee, but
jointly with Nonaffiliated Partner Trustee and Partnership to determine the "Fair Market Value" pursuant to Section 5.17 of the Participation Agreement.

                 (c) During the continuance of an Indenture Event of Default and until Indenture Trustee forecloses on the Indenture Estate, Nonaffiliated Partner Trustee shall have the right, jointly with and not to the exclusion of Indenture Trustee, to consent or withhold consent to any amendment, modification or waiver of Sections 3.1, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15.1, 15.2, 15.3, 17, 19, 20, 22, 23.1 and 23.8 of the O&M Agreement,
Sections 3.1, 4, 5, 6, 7.1, 7.2, 7.3, 9, 10, 12 and 13.1 of the Services
Agreement, Sections 2.4, 3, 4, 6, 7, 9, 10, 11, 13.1, 13.2 and 13.5 of the
Partnership Agreement and Sections 5.11 through 5.18 and 5.22 of the Participation Agreement, it being the intention of the parties that consent of both Nonaffiliated Partner Trustee and Indenture Trustee shall be required for any such amendment, modification or waiver.

                 (d) Subject to Section 1.2(b)(iii), Nonaffiliated Partner Trustee and Indenture Trustee shall jointly determine the "Fair Market Value" pursuant to the Basic Documents.

         1.3     HABENDUM CLAUSE

         TO HAVE AND TO HOLD all and singular the property described in Section
1.1 unto Indenture Trustee, its successors and assigns, in trust for the benefit and security of the Holders from time to time, without any preference, priority or distinction of any one Note over any other Note under this Indenture, and for the benefit and security of Indenture Trustee and for the uses and purposes and subject to the terms and provisions set forth in this Indenture.

         1.4     Attachment of Security Interest.

         This Indenture, as supplemented from time to time, is intended to and shall create and grant to Indenture Trustee a security interest in each of the Units, which security interest shall attach on the Commencement Date or other date on which Partnership acquires an interest in such Units. The security interests created by this Indenture and the Indenture Supplements and granted to Indenture Trustee hereunder and thereunder in the Indenture Estate other than the Units shall likewise attach on the Commencement Date.

         1.5     Effect of Assignment.

         Anything herein contained to the contrary notwithstanding, Nonaffiliated Partner Trustee or Partnership, as the case may be, shall remain liable under each of the Basic Documents to which it is a party to perform all of the obligations assumed by it thereunder, all in accordance therewith and Indenture Trustee and the Holders shall have no obligation or liability under any of the Basic Documents to which Nonaffiliated Partner Trustee or Partnership, as the case may be, is a party by reason of or arising out of any assignment hereunder, nor shall Indenture Trustee (except as to Indenture Trustee, if Indenture Trustee becomes Nonaffiliated Partner Trustee under the Partnership Agreement) or the Holders be required or obligated in any manner to perform or fulfill any obligations of Nonaffiliated Partner Trustee or Partnership, as the case may be, under or pursuant to any of the Basic Documents to which Nonaffiliated Partner Trustee or Partnership, as the case may be, is a party or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         1.6     Appointment of Indenture Trustee.

         Subject to the terms and conditions hereof, Nonaffiliated Partner Trustee and Partnership do each hereby constitute Indenture Trustee the true and lawful attorney of Nonaffiliated Partner Trustee or

Partnership, as the case may be, irrevocably, with full power (in the name of Nonaffiliated Partner Trustee or Partnership, as the case may be, or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due to Nonaffiliated Partner Trustee or Partnership, as the case may be, (other than with respect to the Excepted Property) under or arising out of the Partnership Agreement, the Services Agreement or the O&M Agreement to endorse any checks or other instruments or orders in connection therewith, to file any claims or take any action or institute any proceedings which Indenture Trustee may deem to be necessary or advisable in the premises. Nonaffiliated Partner Trustee and Partnership have agreed, in the Partnership Agreement, that Partnership shall make all Priority Distributions, Supplemental Priority Distributions and Special Distributions distributable to Nonaffiliated Partner Trustee directly to Indenture Trustee in accordance with this Indenture. Promptly on receipt thereof, Nonaffiliated Partner Trustee or Partnership, as the case may be, shall transfer to Indenture Trustee any and all moneys from time to time received by it constituting part of the Indenture Estate, for distribution by Indenture Trustee pursuant to this Indenture, except that Nonaffiliated Partner Trustee shall accept for distribution pursuant to the Trust Agreement or Partnership Agreement, as the case may be, any amounts distributed to it by Indenture Trustee as expressly provided in this Indenture and any Excepted Property.

         1.7     Further Assurances.

         Nonaffiliated Partner Trustee and Partnership each agrees that, at any time and from time to time, upon the written request of Indenture Trustee, Nonaffiliated Partner Trustee or Partnership, as the case may be, will, at General Partner's expense as provided in the Participation Agreement, promptly and duly execute, acknowledge and deliver or cause to be duly executed, acknowledged and delivered to Indenture Trustee any and all such further acts, deeds, conveyances, transfers and assurances as Indenture Trustee may reasonably request for the perfection or protection of the Lien being herein provided for in the Indenture Estate, whether now owned or hereafter acquired. All property described or referred to in Section 1.1 hereafter acquired by Nonaffiliated Partner Trustee or Partnership, as the case may be, shall, without further act, assignment or conveyance by Nonaffiliated Partner Trustee, Partnership or Indenture Trustee, become subject to the Lien of this Indenture as fully and completely as if originally described herein.

         1.8     Representations and Warranties.

         Nonaffiliated Partner Trustee does hereby warrant and represent that it has the right, power and authority under the Trust Agreement and Partnership Agreement, and Partnership does hereby warrant and represent that it has the right, power and authority under the Partnership Agreement, to grant a Lien on, and a security interest in, all property comprising the Indenture Estate and that it has not granted, bargained, sold, assigned, transferred, conveyed or pledged a security interest in or lien on, and hereby covenants that it will not grant, bargain, sell, assign, transfer, convey or pledge a security interest in, or lien on, so long as this Indenture remains in effect, any of its right, title or interest in the Indenture Estate to anyone other than Indenture Trustee. Nonaffiliated Partner Trustee will warrant and defend such security interest against all Persons claiming by, through or under Nonaffiliated Partner Trustee. Partnership will warrant and defend such security interest against all Persons claiming by, through or under Partnership.

SECTION 2.       THE NOTES.

         2.1     Notes; Title, Dating and Terms.

                      (a) The Notes shall be substantially in the form set forth in Exhibit A or in the form or forms set forth in the Indenture Supplement. The Notes shall be (i) dated the original date of issuance, (ii) issued in such maturities, aggregate principal amounts, subject to repayment or redemption in the aggregate and bear interest as the same are specified in Exhibit B to the Indenture Supplement, and (iii) each subject to repayment or redemption as specified herein and therein. Accrued interest on each Note shall be payable on each Payment Date until the principal thereof is paid or made available for payment in full.

                      (b) The Notes shall be issued in registered form only. The Notes may not be prepaid or redeemed (or purchased in lieu of prepayment or redemption), in whole or in part, except as provided in this Indenture.

                      (c) All computations of interest accruing on any Note shall be made on the basis of a year of 360 days consisting of twelve 30-day months.

                      (d) The aggregate outstanding principal amount of the Notes shall not exceed at any time $75,000,000. The Notes shall have the same Payment Dates as to both principal and interest.

                      (e) The principal of, Premium (as defined in Section 2.15), if any, and interest on the Notes shall be payable in immediately available funds at the principal corporate trust office of Indenture Trustee.

                      (f) All payments in respect of the Notes shall be made in United States dollars.

         2.2          Execution and Authentication.

                      (a) Notes shall be executed on behalf of Nonaffiliated Partner Trustee by manual signature of the president, a senior vice president, a vice president, an assistant vice president, its treasurer, its secretary, an assistant secretary, an assistant treasurer or other authorized officer of Nonaffiliated Partner Trustee.

                      (b) Immediately after the execution of the Notes, Nonaffiliated Partner Trustee shall deliver such Notes to Indenture Trustee for authentication and, subject to the provisions of Section 2.10, Indenture Trustee shall authenticate the Notes by manual signature upon written orders of Nonaffiliated Partner Trustee. Notes shall be authenticated on behalf of Indenture Trustee by any authorized officer or signatory of Indenture Trustee.

                      (c) A Note shall not be valid or obligatory for any purpose or entitled to any security or benefit hereunder until executed on behalf of Nonaffiliated Partner Trustee by the manual signature of the officer of Nonaffiliated Partner Trustee specified in Section 2.2(a) and until authenticated on behalf of Indenture Trustee by the manual signature of the authorized officer or signatory of Indenture Trustee specified in Section 2.2(b). Such signatures shall be conclusive evidence that such Note has been duly executed, authenticated and issued under this Indenture and any Indenture Supplement.

                      (d) The authentication by Indenture Trustee of any Note issued hereunder shall not be construed as a representation or warranty by Indenture Trustee as to the validity or security of this Indenture or such Note, and Indenture Trustee shall in no respect be liable or answerable for the use made of such Note or the proceeds thereof.

         2.3 Register. Indenture Trustee shall maintain an office where the Notes may be presented for registration of transfer or for exchange. At such office, the registrar (the "Registrar") shall keep a register (the "Register") with respect to the Notes and their transfer and exchange. The names and addresses of Holders, the transfers of the Notes and the names and addresses of the transferees of all Notes shall be registered in the Register. Indenture Trustee may appoint one or more co-registrars (the "Co-Registrars") for the Notes and Indenture Trustee may terminate the appointment of any Co-Registrar at any time upon written notice. The term "Registrar" includes any Co- Registrar.

         2.4 Transfer and Exchange. At the option of a Holder and subject to Section 2.13 and Section 6.2 of the Participation Agreement, Notes may be presented for exchange or surrendered for transfer for an equal aggregate principal amount of other Notes, having the same date of original issue, Payment Dates, Debt Rate and Maturity Date as the Notes so to be exchanged or transferred at the office of the Registrar. Whenever any Note or Notes are so presented or surrendered, Nonaffiliated Partner Trustee shall execute and deliver to Indenture Trustee, and Indenture Trustee shall authenticate and deliver to the Holder, the replacement Note or Notes which such Holder or the transferee, as the case may be, is entitled to receive.
Each replacement Note shall bear a notation by Indenture Trustee of (a) the aggregate amounts of principal of, and Premium, if any, on such replacement Note that were paid to any Holder of the replaced Note at any time prior to the delivery of the replacement Note, and (b) the date to which interest on such replacement Note had been paid to any Holder of the replaced Note prior to the delivery of the replacement Note.

         Any Note issued in connection with an exchange or transfer of existing Notes shall be in a principal amount not less than the lesser of (a) the then outstanding principal amount of the Note presented for exchange or transfer and
(b) $1,000,000, subject to Section 6.2 of the Participation Agreement.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of Nonaffiliated Partner Trustee, evidencing the same obligations, and entitled to the same security and benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for registration of transfer or exchange shall (if so required by Indenture Trustee or Nonaffiliated Partner Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer or exchange in form satisfactory to, Indenture Trustee and Nonaffiliated Partner Trustee, duly executed by the requesting Holder or such Holder's attorney duly authorized in writing.

         No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

         The Registrar shall not be required (a) to register the transfer of or to exchange any Note during a period beginning at the opening of business 10 days before the day of the scheduled prepayment (or purchase in lieu of prepayment where applicable) of Notes pursuant to Section 6.1 or 8.3(e) and ending at the close of business on the scheduled date of prepayment (or purchase) or (b) to register the transfer of or to exchange any Note called for prepayment (or purchase in lieu of prepayment where applicable) pursuant to such Section 6.1 or 8.3(e).

         2.5          Indenture Trustee as Agent; Ownership of Notes.

                      (a) Indenture Trustee is hereby appointed the agent of Nonaffiliated Partner Trustee for the payment, registration, transfer and exchange of Notes. Subject to the provisions of Section 2.8, Notes may be presented for payment at, and notices or demands with respect to the Notes or this

Indenture may be served or made at, the principal corporate trust office of Indenture Trustee. Indenture Trustee shall promptly notify Nonaffiliated Partner Trustee of any such presentment, notice or demand; provided, however, that the failure of Indenture Trustee to so notify Nonaffiliated Partner Trustee shall not affect the obligations of Nonaffiliated Partner Trustee hereunder or under the Notes or, absent gross negligence or wilful misconduct, give rise to any liability of Indenture Trustee to Nonaffiliated Partner Trustee or to any other Person for any such failure.

                      (b) Ownership of the Notes shall be proved by the Register kept by the Registrar. Prior to due presentment for registration of transfer of any Note, Nonaffiliated Partner Trustee and Indenture Trustee shall deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of, Premium, if any, and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and neither Nonaffiliated Partner Trustee nor Indenture Trustee shall be affected by notice to the contrary.

         2.6 Mutilated, Destroyed, Lost or Stolen Notes. If any Note is mutilated, destroyed, lost or stolen, Nonaffiliated Partner Trustee shall, upon the written request of the relevant Holder, issue and execute, and Indenture Trustee shall authenticate and deliver to the relevant Holder in replacement thereof, a new Note of the same date of original issue and having the same Payment Dates, Debt Rate and Maturity Date, payable to the same Holder in the same principal amount and dated the same date as the Note so mutilated, destroyed, lost or stolen. If the Note being replaced has become mutilated, such Note shall be surrendered to Indenture Trustee. If the Note being replaced has been destroyed, lost or stolen, the relevant Holder shall furnish to Nonaffiliated Partner Trustee and Indenture Trustee (i) such security or indemnity as may be required by them to save Nonaffiliated Partner Trustee and Indenture Trustee harmless and (ii) evidence satisfactory to Nonaffiliated Partner Trustee and Indenture Trustee of the destruction, loss or theft of such Note and of the ownership thereof. If the original Holder or such other Person that is an institutional investor is the owner of any such destroyed, lost or stolen Note, then the affidavit of the President, any Vice President, Assistant Vice President, Treasurer or Secretary of the original Holder or such other Person setting forth the fact of destruction, loss or theft and of its ownership of the Note, at the time thereof, shall be accepted as satisfactory evidence thereof, and no indemnity shall be required as a condition to the execution and delivery of a new Note other than the written agreement of such original Holder or other Person reasonably satisfactory to Nonaffiliated Partner Trustee and Indenture Trustee to indemnify (including for any costs and expenses, including reasonable attorneys' fees) Nonaffiliated Partner Trustee and Indenture Trustee for any claims or actions against them resulting from the issuance of such new Note or the reappearance of the old Note. Each Note issued pursuant to this Section
2.6 shall bear a notation by Indenture Trustee of (a) the aggregate amounts of principal of, and Premium, if any, on, such mutilated, destroyed, lost or stolen Note that were paid to any Holder thereof at any time before the delivery of such new Note and (b) the date to which interest on such mutilated, destroyed, lost or stolen Note had been paid to any Holder thereof at or prior to the time of such delivery.

         2.7 Cancellation. All Notes surrendered for the purpose of payment, redemption, transfer or exchange shall be delivered to Indenture Trustee for cancellation or, if surrendered to Indenture Trustee, shall be cancelled by it, and no Notes shall be issued in lieu thereof except as expressly required or permitted by this Indenture. Indenture Trustee shall deliver a certificate to Nonaffiliated Partner Trustee specifying any cancellation of Notes that has been made. All such cancelled Notes shall be held by Indenture Trustee until this Indenture is discharged, at which time Indenture Trustee shall either deliver such cancelled Notes in a manner necessary to effect the discharge and release of this Indenture or, if no such delivery is necessary, such Notes shall be delivered to or disposed of as directed by Nonaffiliated Partner Trustee.

         2.8          Payment on Notes.

                      (a) The principal of, the Premium, if any, interest on, and any other amounts payable with respect to, the Notes shall be payable at the principal office of Indenture Trustee, in lawful money of the United States of America without surrender or presentation of such Note and without any notation being made thereon. The Holder (or the Person for whom such Holder is a nominee) will, before selling, transferring or otherwise disposing of such Note, present such Note to Indenture Trustee for transfer and notation as provided in Section 2.4. Any payment or prepayment of amounts due on the Notes in accordance with the terms thereof and hereof which is due on a date that is not a Business Day shall be payable, at the election of Nonaffiliated Partner Trustee, on the next following Business Day without penalty or reduction of, or increase in, the amount of interest that is payable thereon.

                      (b) Notwithstanding Section 2.8(a), if any Note is held by the original Note Purchaser, a permitted successor or assign that is an institutional investor or a nominee thereof, Indenture Trustee shall, if requested in writing by such Holder, pay interest on such Note and pay or prepay the principal thereof and the Premium, if any, thereon and shall pay all other amounts due with respect to such Note, by check, duly mailed, by first-class mail, postage prepaid, or delivered to such Holder at its address appearing on the Register. Upon written notice from any Holder that is an original Note Purchaser, a permitted successor or assign that is an institutional investor or a nominee thereof, which notice shall be given not less than 30 days before the payment or prepayment of the Notes (and Section
2.16 shall constitute such written notice and wire transfer instructions until otherwise designated in the case of the Note Purchasers), Indenture Trustee will pay interest on such Note and pay or prepay the principal thereof and the Premium, if any thereon, by wire transfer of immediately available funds to such institution in the continental United States as such Holder may designate in such notice, such wire transfers to be made on each date on which such payment or prepayment is due if, and only so long as, such institution has facilities for the receipt of a wire transfer. Indenture Trustee will transmit any such wire transfer from its offices not later than 1:00 p.m. (New York time) on each date on which payment or prepayment is due if, and only so long as, available funds therefor have been received by Indenture Trustee by 11:00 a.m. (New York time) on such date or, if Indenture Trustee has not received such available funds, Indenture Trustee will transmit such wire transfer promptly upon receipt of such available funds.

                      (c) A Holder shall have no further interest in, or other right with respect to, the Indenture Estate when and if the principal amount of, Premium, if any, and interest on all

Notes held by such Holder and all other sums payable to such Holder and secured hereunder are paid in full.

         2.9 Payment from Indenture Estate Only; Nonrecourse Obligations; Excess Amounts.

                      (a) All amounts payable by Indenture Trustee and Nonaffiliated Partner Trustee under the Notes, this Indenture and the relevant Indenture Supplement shall be made only from the income and proceeds of the Indenture Estate and each Holder by its acceptance of its Note agrees that (i) it will look solely to such Indenture Estate for the payment of such amounts, to the extent available for distribution to it as herein provided, and (ii) none of Nonaffiliated Partner Trustee, any Beneficiary, Indenture Trustee or any of their permitted successors or assigns, is or shall be personally liable to any Holder for any amount payable under such Note or this Indenture, except, in the case of Nonaffiliated Partner Trustee and Indenture Trustee and any of their permitted successors or assigns, as expressly provided in this Indenture. Notwithstanding any other provision of this Indenture, including Section 9, First Security shall be liable hereunder in its individual capacity for its own willful misconduct or gross negligence or, in the case of the holding or transfer of funds, the failure to act with the same care as it uses in the handling of its own funds.

                      (b) First Security Bank, National Association is entering into this Indenture solely as Nonaffiliated Partner Trustee under the Trust Agreement and not in its individual capacity, and in no case whatsoever shall First Security, or any entity acting as successor trustee under the Trust Agreement, be personally liable for, or for any loss in respect of, any statements, representations, warranties, agreements or obligations hereunder or thereunder; provided that First Security shall be liable hereunder (i) for the performance of its agreements under Sections 3.5(c), 5.5 and 5.9 of the Participation Agreement, and (ii) for its own willful misconduct or gross negligence or, in the case of the holding and transfer of funds, the failure to act with the same care as it uses in the handling of its own funds. If a successor Nonaffiliated Partner Trustee is appointed in accordance with the terms of Section 8 of the Trust Agreement and the Participation Agreement, such successor Nonaffiliated Partner Trustee shall, without any further act, succeed to all of the rights, duties, immunities and obligations hereunder, and its predecessor Nonaffiliated Partner Trustee and First Security shall be released from all further duties and obligations hereunder, without prejudice to any claims against such predecessor Nonaffiliated Partner Trustee or First Security, for any default by such predecessor Nonaffiliated Partner Trustee or First Security, respectively, in the performance of its obligations hereunder prior to such appointment.

                      (c) If (i) all or any part of the Trust Estate becomes the property of, or any Beneficiary becomes, a debtor subject to the reorganization provisions of the Bankruptcy Reform Act of 1978 or any successor provision, (ii) pursuant to such reorganization provisions, First Security or any Beneficiary is required, by reason of First Security or any Beneficiary being held to have recourse liability to the Holders or Indenture Trustee, directly or indirectly, to make payment on account of the principal of, Premium, if any, or interest on the Notes and (iii) any Holder or Indenture Trustee actually receives any Excess Amount (as defined below) which reflects any payment by First Security or any Beneficiary on account of clause (ii) above, then such Holder or Indenture Trustee, as the case may be, shall promptly refund to First Security or such Beneficiary (whichever shall have made such payment) such Excess Amount. For purposes of this Section 2.9, "Excess Amount" means the amount by which any payment required to be made by First Security or any Beneficiary under clause (ii) above exceeds the amount which would have been received by the Holder(s) or Indenture Trustee if First Security or such Beneficiary had not become subject to the recourse liability referred to in clause (ii) above.

         2.10         Execution and Delivery of Notes upon Original Issuance.
Nonaffiliated Partner Trustee shall issue, execute and deliver to Indenture Trustee, and Indenture Trustee shall authenticate and deliver to Holders, the Notes for original issuance only upon payment by Holders pursuant to the Participation Agreement of an amount equal to the aggregate original principal amount of the Notes.

         2.11 Security for and Parity of Notes. It is the intention of the parties hereto that all Notes issued and Outstanding hereunder rank on a parity with each other Note and, that as to each other Note, they be secured equally and ratably by the collateral described in this Indenture and any Indenture Supplement without preference, priority or distinction of any one thereof over any other by reason of difference in time of issuance, or otherwise, and that each such Note be entitled to the same benefits and security in this Indenture and any Indenture Supplement as each other such Note.

         2.12 Application of Payments to Notes. In the case of each Note, each payment of principal of, and Premium, if any, and interest on such Note, shall be applied, first, to the payment of accrued but unpaid interest on such Note (including any interest at the Late Rate on overdue principal, Premium and (to the extent permitted by applicable law) interest) to the date of such payment, second, the balance, if any, remaining thereafter to the payment of the principal amount due and payable on such Note, and third, the balance, if any, remaining thereafter, to the payment of Premium, if any, then due and payable on such Note, provided that such Note shall not be subject to prepayment or redemption by Nonaffiliated Partner Trustee except as provided in Sections 6.1 and 8.3(e).

         2.13         Intentional Omitted.

         2.14 Late Rate. If Nonaffiliated Partner Trustee, any Beneficiary or a Person designated by any of them elects or is required to redeem, prepay, pay or purchase any Note (in whole or in part) under any provision of this Indenture or any other Basic Document, and such redemption, prepayment or purchase is not consummated on the date originally scheduled therefor (unless, following General Partner's election to remove the Unit or Units from the Lien of the Indenture pursuant to Section 5.16 of the Participation Agreement or to exercise its ET Right pursuant to Section 9.1 of the Partnership Agreement, Nonaffiliated Partner Trustee provides written notice to Indenture Trustee and each Holder no later than eight Business Days before such originally scheduled prepayment date to the effect that such termination or purchase will not occur and accordingly it will not be prepaying the Notes on such date), the Notes shall accrue interest at the Late Rate from such date to the date of payment, payable on demand.

         2.15 Definition of Premium. As used herein "Premium" means as at any date a payment thereof is due (the "payment date") in connection with payment or prepayment in respect of any of the Notes the excess of (i) the present value as at the payment of the Prepaid Cash Flows, discounted semiannually at an annual rate which is equal to the Treasury Rate plus 0.50% over (ii) the aggregate principal amount of such Notes then to be paid or prepaid. To the extent that the Treasury Rate plus 0.50% at the time of determination of the Premium is equal to or higher than the rate of interest then borne by such Notes, the Premium shall be zero.

                      The following terms shall have the following meanings:

                      "Prepaid Cash Flows" -- for each date on which a payment of principal or interest, or both, is scheduled to become due on the Notes, an amount determined by subtracting (x) the amount of such payment scheduled to become due on such date after giving effect to any installment of principal scheduled to be paid on the date as to which the determination is being made and the application of such installment from (y) the amount of such payment (exclusive of interest accrued to the date of such payment) which would have become due on such date but for such prepayment.

                      "Statistical Release" -- the then most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded U.S. government securities adjusted to constant maturities or, if such statistical release is not published at the time of any determination hereunder, such other reasonably comparable index which shall be designated by a Majority In Interest.

                      "Treasury Rate" -- the yield to maturity of actually traded United States Treasury obligations with a constant maturity (rounded to the nearest month) corresponding to the remaining Weighted Average Life to Maturity of the Prepaid Cash Flows as set forth on page 5 of the Telerate or, if not available, on page "USD" of the Bloomberg Financial Markets Screen (or, if not available, any other nationally recognized trading screen reporting on-line intraday trading in United States government securities) at

         10:00 a.m. (New York City time) on the second Business Day before the date fixed for prepayment, or in the event no such nationally recognized trading screen reporting on-line intraday trading in United States government securities is available, the arithmetic mean of the two most recent yields under the heading "week ending" published in the Statistical Release opposite the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the Weighted Average Life to Maturity of the Prepaid Cash Flows. If no maturity exactly corresponding to the remaining Weighted Average Life to Maturity of the Prepaid Cash Flows shall appear therein, yields for the two most closely corresponding published maturities shall be calculated pursuant to the foregoing sentence and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis (rounding to the nearest month). If such rates shall not have been so published, the Treasury Rate in respect of such determination date shall be calculated pursuant to the next preceding sentence on the basis of the arithmetic mean of the arithmetic means of the secondary market ask rates, as of approximately 3:30 p.m. (New York City time) on the last Business Days of each of the two weeks preceding the payment date, for the actively traded U.S. Treasury security or securities with a maturity or maturities most closely corresponding to the remaining Weighted Average Life to Maturity of the Prepaid Cash Flows as at such payment or prepayment date, as reported by three primary United States government securities dealers in New York City of national standing selected in good faith by Operator.

                      "Weighted Average Life to Maturity" -- with respect to the Prepaid Cash Flows, as at the payment or prepayment date for the determination of the Treasury Rate, the number of years obtained by dividing the then Remaining Dollar-years of such Prepaid Cash Flows by the principal amount of Notes then being paid or prepaid. The term "Remaining Dollar-years" of the Prepaid Cash Flows means the product obtained by (x) multiplying (A) the principal portion of each Prepaid Cash Flow (including the payment at final maturity), by (B) the number of years (calculated to the nearest one-twelfth) between the time of determination and the date of such Prepaid Cash Flow, and (y) totaling all the products obtained in the computations described in clause (x).

         2.16 Special Rights of Holders. Notwithstanding any provision to the contrary in this Agreement, the Indenture or the Notes relating to the manner and place of payment, all amounts payable to a Holder with respect to any Notes held by such Holder or a nominee for such Holder shall be paid by Indenture Trustee to such Holder (without any presentment thereof and without any notation of the payment being made thereon) by check, duly mailed, by first-class mail, postage prepaid, or delivered to such Holder at the address for payments for such Holder or, if a wire transfer to a bank account is designated in Schedule 1 to the Participation Agreement or in a written notice from such Holder to Nonaffiliated Partner Trustee and Indenture Trustee, by wire transfer of immediately available funds to the bank so designated for credit to the account and marked for attention as so designated so long as such bank has facilities for the receipt of a wire transfer, or in any other manner or to any other address in the United States as may be designated by such Holder in a written notice from such Holder to Nonaffiliated Partner Trustee and Indenture Trustee. In the case of any wire transfer, Indenture Trustee will transfer funds from the office of Indenture Trustee not later than 1:00 p.m. New York time on the date any payment or prepayment of principal, Premium, if any, or interest on the Notes is due if funds therefor have been received by Indenture Trustee in cash or in solvent credits acceptable to it by 11:00 a.m., New York time, or if not so received by such time, Indenture Trustee shall transfer such funds promptly upon its receipt of such cash or solvent credits. Each Holder agrees that, if such Holder shall sell or transfer any Notes, such Holder will notify Indenture Trustee of the name and address of the transferee and such Holder will, before the delivery of such Notes, make a notation on such Notes of the date to which interest has been paid thereon and of the amount of any payments or prepayments made on account of the principal thereof.

SECTION 3.            RECEIPT, DISTRIBUTION AND APPLICATION OF FUNDS IN THE
                      INDENTURE ESTATE.

         3.1 Payment Upon Delivery of Units. On the Commencement Date, Indenture Trustee, on behalf of Nonaffiliated Partner Trustee, shall apply the proceeds of the sale of the

Notes to the financing of a portion of Nonaffiliated Partner Trustee's capital contribution to Partnership on the Commencement Date in accordance with the provisions of the Participation Agreement.

         3.2          Payments Upon Event of Loss, Obsolescence or ET Right;
Certain Prepayments.

                      (a) Except as otherwise provided in Section 3.5, if the Notes are prepaid in whole or in part in accordance with Section 6.1(a), 6.1(b), 6.1(c), 8.3(e)(iii) or 8.3(e)(iv), Indenture Trustee will apply on the Prepayment Date any amounts then held by it in the Indenture Estate with respect to such Notes and received by it from or on behalf of Nonaffiliated Partner Trustee, Guarantor or any other Person (other than Excepted Property), in the following order of priority:

                      first, so much thereof as is required to pay the Prepayment Price on the Outstanding Notes which are being prepaid in whole or in part pursuant to Section 6.1(a), 6.1(b), 6.1(c), 8.3(e)(iii) or 8.3(e)(iv), as the case may be, on the Prepayment Date shall be applied to the prepayment (or purchase, in lieu of prepayment, of the Notes, if applicable) of such Notes in accordance with the appropriate aforesaid Section on the Prepayment Date for application in accordance with the ordering set forth in Section 2.12;

                      second, so much thereof as is required to pay all other accrued and unpaid Secured Obligations;

                      third, so much thereof as was received by Indenture Trustee with respect to the amounts due to it pursuant to Section 9.5 shall be applied to pay Indenture Trustee such amounts; and

                      fourth, the balance, if any, thereof remaining shall be distributed to Nonaffiliated Partner Trustee to be held or distributed in accordance with the Trust Agreement.

         3.3 Application of Priority Distributions. Except as otherwise provided in Section 3.5, each Priority Distribution received by Indenture Trustee from or on behalf of Nonaffiliated Partner Trustee, Guarantor or any other Person together with any other amount received by Indenture Trustee with respect to interest on Priority Distributions not made on the relevant Distribution Date shall be distributed by Indenture Trustee in the following order of priority:

                      first, so much of such aggregate amount as is required to pay in full the principal and interest then due on all Outstanding Notes shall be distributed to the Holders entitled thereto for application in accordance with the ordering set forth in Section 2.12; and

                      second, the balance, if any, of such aggregate amount remaining thereafter shall be distributed to Nonaffiliated Partner Trustee for distribution in accordance with the terms of the Trust Agreement.

         3.4          Application of Certain Amounts Upon Event of Loss.
Except as otherwise provided in Section 3.5, any amounts received directly by Indenture Trustee from Nonaffiliated Partner Trustee or through Partnership, Service Taker or Operator from any Government Authority or other Person in connection with an Event of Loss, to the extent such amounts are not at the time to be paid to or retained by Partnership pursuant to Section 11 or 12 of the O&M Agreement or Section 5.14 or 5.15 of the Participation Agreement (other than Excepted Property), shall, except as otherwise provided in the next sentence, be applied in accordance with Section 3.2 in reduction of Partnership's obligations to distribute a Supplemental Priority Distribution in an amount equal to Disposition Value and other amounts referred to or described in Section 5.12 of the Participation Agreement and Section 6.1(c) of the Partnership Agreement and the remainder, if any, shall, except as provided in the next sentence, be distributed to Nonaffiliated Partner Trustee to be distributed in accordance with the terms of the Trust Agreement. Any portion of any such amount referred to in the preceding sentence that is not to be so paid or retained by Partnership pursuant to the O&M Agreement and the Participation Agreement, solely because a BJ Default or BJ Event of Default exists, shall be held by Indenture Trustee, and at such time as no BJ Default or BJ Event of Default exists, such portion shall be paid to Partnership, unless Indenture Trustee (as assignee from Nonaffiliated Partner Trustee of certain rights with respect to the O&M Agreement) theretofore declares the O&M Agreement to be in default or terminates the

O&M Agreement pursuant to Section 15 thereof, in which event such portion shall be distributed forthwith upon such declaration or termination in accordance with Section 3.5.

         3.5 Amounts During Indenture Event of Default. All distributions and payments (except Excepted Property) received and amounts held or realized by Indenture Trustee with respect to Nonaffiliated Partner Trustee's Partnership Interest or Partnership's interest in any Unit subject to the Lien of this Indenture while an Indenture Event of Default exists (including any amounts thereafter realized by Indenture Trustee from the exercise of any remedies pursuant to Section 8), as well as all distributions, payments or amounts then held or thereafter received by Indenture Trustee as part of the Indenture Estate while such Indenture Event of Default exists, shall be distributed by Indenture Trustee in the following order of priority:

                      first, so much of such distributions, payments or amounts as is required to pay Indenture Trustee all amounts then due it pursuant to Section 9.5 shall be applied to pay Indenture Trustee such amounts;

                      second, so much of such distributions, payments or amounts as is required to pay the expenses (including, without limitation, all fees, taxes, assessments, insurance and other proper charges) (i) of any sale, taking or other proceeding, (ii) of or in connection with the use, operation, storage, leasing, controlling or managing the Indenture Estate and of all maintenance, insurance, repairs, replacements, alterations, additions or improvements of any property included in the Indenture Estate, (iii) of or in connection with realizing on any of the collateral in the Indenture Estate, including, in the case of each of clauses (i), (ii) and (iii) all reasonable attorneys' fees and expenses, court costs and any other reasonable expenditures incurred or advances made by Indenture Trustee or any Holder in the protection, exercise or enforcement of any right, power or remedy or taking of any other action permitted by this Indenture or by law upon such Indenture Event of Default, all of the foregoing to the extent incurred in accordance with Section 8.3(c);

                      third, so much of such distributions, payments or amounts remaining as is required to pay the principal then due and payable of all of the Notes then Outstanding and accrued interest then due and payable on all such Notes then Outstanding payable to the applicable Holders, whether by declaration of acceleration pursuant to Section
         8.2 or otherwise, shall be applied to the payment of such principal and interest due and payable for application in accordance with the ordering set forth in Section 2.12; and in case such distributions, payments or amounts are insufficient to pay in full the whole amount aforesaid, then to the payment of such principal and interest, in accordance with the ordering (except as to Premium) set forth in
         Section 2.12, without any preference, priority or distinction of one such Note over another, ratably according to the aggregate amount so payable for principal and interest, at the date fixed by Indenture Trustee for the distribution of such distributions, payments or amounts;

                      fourth, the balance, if any, of such distributions, payments or amounts remaining thereafter shall be distributed to Nonaffiliated Partner Trustee for distribution under the Trust Agreement;

except that, anything in this Section 3 to the contrary notwithstanding, after Indenture Trustee has knowledge of an Indenture Event of Default (including, without limitation, a BJ Event of Default), all amounts (other than Excepted Property) that, but for the provisions of this Section 3.5, would otherwise be distributable by Indenture Trustee to Nonaffiliated Partner Trustee, shall be held by Indenture Trustee as part of the Indenture Estate, and if (i) such amounts shall have been retained by Indenture Trustee for more than 180 days,
(ii) the unpaid principal amount of all Notes have not been declared to be immediately due and payable and (iii) in the case of an Indenture Event of Default arising solely out of a BJ Event of Default, Indenture Trustee does not commence the exercise of any one or more of the available remedies if any, referred to in Section 6.1(d), 11.1, 11.3 or 11.4 of the Partnership Agreement,
Section 5.22 of the Participation Agreement, Section 7.1 of the Services Agreement or Section 15.1 of the O&M Agreement (the choice of which remedy or remedies to exercise to be made by Indenture Trustee in its sole good faith discretion) to the extent such remedy or remedies are then available and may be exercised by Indenture Trustee (the determination of which remedy or remedies, if any, are then available and may be exercised by Indenture Trustee to be made by Indenture Trustee in its sole good faith discretion), such amounts shall be distributed to Nonaffiliated Partner Trustee in accordance with the other applicable provisions of this Section 3.

         3.6 Amounts for Which Application is Provided in Other Basic Documents. Except as otherwise provided in this Indenture, any distribution or payment received by Indenture Trustee for which provision as to the application thereof is made in another Basic Document shall be distributed to the Person for whose benefit such distributions or payments were made in accordance with the terms of such Basic Document.

         3.7          Amounts for Which No Application is Otherwise Provided.
Except as otherwise provided in Section 3.5 or 3.6, any distribution or payment received by Indenture Trustee for which no provision as to the application thereof is made elsewhere in this Indenture or in another Basic Document shall be distributed in accordance with Section 3.5, except that any distribution or payment received and amounts realized by Indenture Trustee with respect to Nonaffiliated Partner Trustee's interest in Partnership or the Units to the extent received or realized at any time after the conditions set forth in
Section 10 for the satisfaction and discharge of this Indenture are satisfied, as well as any other amounts remaining as part of the Indenture Estate after such satisfaction, shall be distributed by Indenture Trustee to Nonaffiliated Partner Trustee for distribution under the Trust Agreement.

         3.8 Excepted Property. Indenture Trustee shall deliver any Excepted Property received by it to whomsoever is lawfully entitled to the same.

         3.9 Notice of Nonpayment. By 2:00 p.m., New York time, on the Distribution Date of any Priority Distribution, Indenture Trustee shall notify the Holders, Nonaffiliated Partner Trustee, Beneficiaries and General Partner, by telephone, which notice shall be confirmed in writing by facsimile transmission, if Indenture Trustee has not received such Priority Distribution; but the failure of Indenture Trustee so to notify such parties shall not affect the obligations of Nonaffiliated Partner

Trustee hereunder or under the Notes or of Partnership under the Partnership Agreement or the Participation Agreement or give rise to any liability of Indenture Trustee to such parties or any other Person for any such failure.

SECTION 4.            COVENANTS OF NONAFFILIATED PARTNER TRUSTEE AND
                      PARTNERSHIP.

         4.1 Nonaffiliated Partner Trustee hereby covenants and agrees that:

                      (a) it will, subject to Section 2.9, pay or cause to be paid when due all amounts of principal of, Premium, if any, and interest on the Notes and all other amounts due hereunder (in any case, without duplication of amounts theretofore paid to Indenture Trustee in respect thereof);

                      (b) if any responsible officer of Nonaffiliated Partner Trustee has actual knowledge of an Indenture Event of Default or Indenture Default or an Event of Loss, Nonaffiliated Partner Trustee will give prompt written notice thereof to Indenture Trustee and Operator;

                      (c) it will not, in its capacity as Nonaffiliated Partner Trustee, engage in any business or other activity (including the incurrence of indebtedness for money borrowed), except as contemplated hereby or by the other Basic Documents; and

                      (d) it will not, except with respect to Excepted Property or except as expressly permitted hereunder, declare a default, or exercise any remedies under, or terminate, modify or accept a surrender of, or offer or agree to any termination, modification or surrender of, the Services Agreement, the O&M Agreement or the Partnership Agreement.

         4.2 Partnership hereby covenants and agrees that if any responsible officer of General Partner or Affiliated Partner has actual knowledge of an Indenture Event of Default or Indenture Default or an Event of Loss, Partnership will give prompt written notice thereof to Indenture Trustee and Operator.

SECTION 5. DISPOSITION, SUBSTITUTION AND RELEASE OF PROPERTY INCLUDED IN THE INDENTURE ESTATE DURING CONTINUATION OF PARTNERSHIP.

         5.1 Disposition, Substitution and Release of Property Included in the Indenture Estate During Continuation of Partnership. So long as Partnership is in existence and the Partnership Agreement, the O&M Agreement and the Services Agreement are in effect:

                      (a) Modifications. Operator has the obligation, or the right, to make certain Modifications to the Units. Any Optional Modification that is a Non-severable Modification and any Required Modification shall become subject to the Lien of this Indenture and the relevant Indenture Supplement. Any Optional Modifications that are Severable Modifications shall not become subject to the Lien of this Indenture. Indenture Trustee shall promptly execute an appropriate written instrument or instruments to confirm the absence of a security interest in any Optional Modification that is a Severable Modification; provided that Indenture Trustee receives a written request from Partnership therefor addressed to Indenture Trustee and Nonaffiliated Partner Trustee certifying that the Modifications are Severable Modifications which are not Required Modifications.

                      (b) Substitution of Units. Upon the occurrence of (y) an Event of Loss, or (z) an optional substitution of a Unit pursuant to
Section 5.11 of the Participation Agreement, Section 7.2(d) of the Partnership Agreement and Section 8.4 of the O&M Agreement, Partnership and Operator may substitute a replacement for such Unit, upon satisfaction of the conditions provided therefor in Section 5.11 or 5.12, as the case may be, of the Participation Agreement. Any Unit substituted as permitted under Section 5.11 or 5.12 of the Participation Agreement shall become subject to the Lien of this Indenture. Nonaffiliated Partner Trustee and Indenture Trustee shall execute, concurrently with any such substitution pursuant to said Section 5.11 or 5.12, an Indenture Supplement substantially in the form of Exhibit B with respect to any such Unit substituted in accordance with Section 5.11 or 5.12 of the Participation Agreement. Upon satisfaction of the conditions contained herein and in the Participation Agreement, Indenture Trustee shall execute and deliver to Operator, Partnership and

Nonaffiliated Partner Trustee an instrument releasing its Lien in and to such replaced Unit and shall execute for recording in public offices, at the expense of Partnership, such instruments in writing as Nonaffiliated Partner Trustee or Operator shall reasonably request and as shall be reasonably acceptable to Indenture Trustee in order to make clear upon public records that such Lien with respect to such replaced Unit has been released under the laws of the applicable jurisdiction.

         5.2 Possession of Units. So long as no BJ Event of Default exists, Partnership shall be permitted to remain in full possession, enjoyment and control of the Units and to manage, operate and use the same and each part thereof with the rights and franchises appertaining thereto, including, without limitation, the right to grant to Operator and Service Taker and their respective permitted successors and assigns possession, enjoyment and control of the Units; provided that the possession, enjoyment, control and use thereof shall at all times be subject, insofar as Partnership is concerned, to the observance and performance of the terms of this Indenture. Without limiting the generality of the foregoing, it is expressly understood and agreed that providing Services to Service Taker and the use and possession of the Units by Operator under and subject to the Services Agreement and the O&M Agreement, respectively, shall not constitute a violation of this Section 5.2.

         5.3 Release of Units. So long as no Indenture Default or Indenture Event of Default exists, Indenture Trustee shall execute a release in respect of any Unit in the following instances:

                      (a) in the case of a Reduction Election with respect to a Unit or Units pursuant to Section 5.16 of the Participation Agreement and Section 7.2(e) of the Partnership Agreement, upon receipt by Indenture Trustee of (i) written notice of such Reduction Election pursuant to
Section 5.16 of the Participation Agreement and (ii) all amounts payable to it pursuant to Section 6.1(b) in connection with such Reduction Election;

                      (b) in the case of the exercise by General Partner of its ET Right pursuant to Section 9.1 of the Partnership Agreement, upon receipt by Indenture Trustee of (i) written notice of such exercise pursuant to Section 9.1 of the Partnership Agreement and (ii) all amounts payable to it pursuant to Section 6.1(c) in connection with such exercise of the ET Right;

                      (c) when designated by Partnership for a cash settlement after the occurrence of an Event of Loss pursuant to Section 5.12 of the Participation Agreement, upon receipt by Indenture Trustee of (i) written notice thereof pursuant to Section 5.12 of the Participation Agreement and (ii) all amounts payable to it pursuant to Section 6.1(a) in connection with such Event of Loss; and

                      (d) in the case of a Unit to be replaced in connection with an optional substitution (the "Replaced Unit") of a Unit pursuant to Section 5.11 of the Participation Agreement and Section 7.2(d) of the Partnership Agreement or Section 5.12 of the Participation Agreement and
Section 7.2(c) of the Partnership Agreement, as the case may be, upon the compliance with the terms of such Section 5.11 or 5.12, as the case may be, of the Participation Agreement and the attachment of the Lien of the Indenture to the Unit being delivered to Partnership in substitution for the Replaced Unit.

         Subject to the succeeding sentence, each such release shall be executed only upon receipt by Indenture Trustee of the applicable amount described in this Section 5.3 and the written request of General Partner accompanied by an Officer's Certificate of General Partner setting forth the basis for such request and stating that General Partner has complied with the applicable provisions of the Participation Agreement, together with such additional evidence of such compliance as Indenture Trustee may reasonably request in writing. Upon written request of Nonaffiliated Partner Trustee, in the case of Units returned to Nonaffiliated Partner Trustee, pursuant to
Section 5.17(b) of the Participation Agreement in connection with a Reduction Election pursuant to Section 5.16 thereof, a release shall be executed upon receipt by Indenture Trustee of the amount described in Section 5.3(a).

         5.4 Release of Units - Consent of Holders. Partnership may sell or otherwise dispose of any Unit then subject to the security interest of this Indenture and Indenture Trustee shall release the same from the security interest hereof, to the extent and on the terms, and upon compliance with, the conditions provided for in any written consent given thereto at any time or from time to time by all Holders. The provisions of this Section 5.4 are in addition to the provisions of Section 5.3.

         5.5 Protection of Purchaser. No purchaser in good faith of property purporting to be released hereunder shall be bound to ascertain the authority of Indenture Trustee to execute the release, or to inquire as to any facts required by the provisions hereof for the exercise of such authority; nor shall any purchaser in good faith of any Unit be under an obligation to ascertain or inquire into the conditions upon which any such sale is hereby authorized.

SECTION 6.            PREPAYMENT OF NOTES.

         6.1          Prepayment of Notes upon Event of Loss, Obsolescence or
ET Date.

                      (a) If an Event of Loss occurs with respect to a Unit and such Unit is not replaced pursuant to Section 5.12 of the Participation Agreement, the principal on each Outstanding Note shall be prepaid in part, together with interest on the principal so prepaid, at a Prepayment Price equal to the sum of (1) as to principal thereof, an amount equal to the product obtained by multiplying the aggregate Current Principal Amount of each Outstanding Note as of the Prepayment Date (after deducting therefrom the related scheduled principal payment, if any, due and paid to Indenture Trustee on the Prepayment Date) by a fraction, the numerator of which shall be the Equipment Value of such Unit and the denominator of which shall be the Equipment Value of the Units then subject to the Lien of this Indenture immediately prior to such Prepayment Date, plus (2) as to interest, the aggregate amount of interest accrued and unpaid in respect of the principal amount to be prepaid pursuant to clause (1) above to but not including the Prepayment Date after giving effect to the application of any Priority Distribution or Supplemental Priority Distribution distributable in accordance with Section 6.1(b) or 6.1(c) of the Partnership Agreement received by Indenture Trustee on or prior to the date of such prepayment. Each prepayment made pursuant to subclause (1) of this clause shall be (A) applied to the prepayment of such Notes being prepaid so that each of the remaining installments of principal of each such Note shall be reduced in the proportion that the principal amount of the prepayment bears to the unpaid principal amount of such Notes immediately before the prepayment and (B) made ratably over the Notes, without preference, priority or distinction of any one such Note over any other. The Prepayment Date for Notes to be prepaid, in whole or in part, pursuant to this Section 6.1(a) shall be the Settlement Date related to the Event of Loss giving rise to the prepayment.

                      (b) At any time on a Payment Date occurring after the fifth anniversary of the Commencement Date, if General Partner determines that any Units then subject to the Lien of this Indenture are obsolete or surplus to the needs of Partnership in accordance with Section 5.16 of the Participation Agreement and either (y) Nonaffiliated Partner Trustee has given notice to Indenture Trustee pursuant to Section 5.18 of the Participation Agreement of its election to retain such Units and to prepay the Notes on the Reduction Date as provided below, or (z) Nonaffiliated Partner Trustee has not given such notice and Partnership has not withdrawn its notice as provided in
Section 5.16 of the Participation Agreement, principal on each Outstanding Note shall be prepaid in part, together with interest on the principal so prepaid at a Prepayment Price equal to the sum of (1) as to principal thereof, an amount equal to the product obtained by multiplying the Current Principal Amount of each Outstanding Note as of the Prepayment Date (after deducting therefrom the related scheduled principal payment, if any, due and paid to Indenture Trustee on the Prepayment Date) by a fraction, the numerator of which shall be the Equipment Value of such Unit or Units and the denominator of which shall be the Equipment Value of the Units then subject to the Lien of this Indenture immediately before such Prepayment Date, plus (2) as to interest, the aggregate amount of interest accrued and unpaid in respect of the principal amount to be prepaid pursuant to clause (1) above to, but not including, the Prepayment Date after giving effect to the application of any Priority Distribution paid to Indenture Trustee on or before the date of such prepayment, plus (3) the Premium. Each prepayment made pursuant to subclause (1) of this clause (b) shall be (A) applied to the prepayment of such Notes being prepaid so that each of the remaining installments of principal of each such Note shall be reduced in the proportion that the principal amount of the prepayment bears to the unpaid principal amount of such Notes in the aggregate immediately prior to the prepayment and (B) made ratably over the Notes, without preference, priority or distinction of any one such Note over any other. The Prepayment Date for Notes to be prepaid pursuant to this Section 6.1(b) shall be the Payment Date that occurs on the Reduction Date.

                      (c) Upon the election of General Partner to exercise its fixed price purchase option pursuant to Section 9.1 of the Partnership Agreement, on the ET Date, the Outstanding Notes shall be prepaid at a Prepayment Price equal to the sum of (1) Current Principal Amount thereof, plus (2) accrued but unpaid interest thereon to, but not including, the applicable Prepayment Date, plus (3) the Premium plus (4) any other accrued and unpaid Secured Obligations, if any. The Prepayment Date for Notes to be prepaid pursuant to this Section 6.1(c) shall be the Payment Date that occurs on the ET Date.

                      (d) Upon the request of Nonaffiliated Partner Trustee or Beneficiaries and delivery of notice, all pursuant to Section 8.3(e)(iii), each Outstanding Note shall be purchased on the date specified in the notice at a Prepayment Price equal to the sum of (1) the Current Principal Amount thereof, plus (2) accrued but unpaid interest thereon to, but not including, the applicable Prepayment Date.

                      (e) Upon the request of Nonaffiliated Partner Trustee or Beneficiaries and delivery of notice, all pursuant to Section 8.3(e)(iv), each Outstanding Note shall be purchased at a Prepayment Price equal to the sum of (1) the Current Principal Amount thereof, plus (2) accrued but unpaid interest thereon to, but not including, the applicable Prepayment Date, plus (3) the Premium.

         6.2 Notice of Prepayment to Holders. Notice of prepayment, redemption or purchase with respect to any Notes contemplated by Section 6.1 shall be given by Indenture Trustee, in the manner provided in Section 13.1, not less than five nor more than ten Business Days before the applicable Prepayment Date, to each Holder of such Note to be prepaid or purchased, at such Holder's address appearing in the Register.

         All notices of prepayment shall state:

                      (1)         the Prepayment Date;

                      (2) whether the Notes are to be prepaid in whole or in part;

                      (3) the Section and clause of this Indenture pursuant to which the prepayment is being made;

                      (4) that, with respect to prepayments in whole of the Notes, on the Prepayment Date, the Prepayment Price will become due and payable with respect to the Notes, and that, if any of the Notes are then Outstanding, interest on such Notes shall cease to accrue on and after such Prepayment Date;

                      (5) that, with respect to prepayments in part of Notes on the Prepayment Date, the Prepayment Price will become due and payable on such Notes, and that interest with respect to that portion of the Prepayment Price attributable to the principal amount of such Notes shall cease to accrue on and after the applicable Prepayment Date;

                      (6) the Prepayment Price, including in reasonable detail the calculation of the estimated Premium, if any, to be paid in connection therewith; and

                      (7) the place or places where such Notes are to be surrendered or presented for payment of the Prepayment Price, which shall be the office of Indenture Trustee.

         6.3 Deposit of Prepayment Price. On or before the Prepayment Date, Nonaffiliated Partner Trustee (or any Person on behalf of Nonaffiliated Partner Trustee) shall, to the extent an amount equal to the Prepayment Price with respect to the Notes to be prepaid, redeemed or purchased on the Prepayment Date shall not then be held in the Indenture Estate, deposit or cause to be deposited with Indenture Trustee by 11:00 a.m. (New York time) on the Prepayment Date in immediately available funds the Prepayment Price with respect to the Notes to be prepaid or purchased.

         6.4 Notes Payable on Prepayment Date. If notice of prepayment, redemption or purchase is given in accordance with Section 6.2, the Notes or portions thereof shall, on the Prepayment Date, become due and payable at the principal corporate trust office of Indenture Trustee, and from and after the related Prepayment Date (unless there is a default in the payment of the Prepayment Price), all Notes then Outstanding shall cease to bear interest as to any portion the principal of which is prepaid.

         If any Note called in whole or in part for prepayment or purchase is not so paid, the principal amount thereof shall, until paid, continue to bear interest from the applicable Prepayment Date at the Late Rate as of such Prepayment Date through the date upon which such Note or such portion is paid.

SECTION 7.            NONAFFILIATED PARTNER TRUSTEE AND INDENTURE TRUSTEE.

         7.1 Prepayment of Moneys for Note Payments Held by Indenture Trustee. Any money held by Indenture Trustee in trust for any payment of the principal of, Premium, if any, or interest on any Note (but not any money constituting Excepted Property and not any moneys representing the balance, if any, after giving effect to applications pursuant to clauses "first" through "third", of Section 3.5, which balance, if any, is to be distributed upon the terms and conditions provided in clause "fourth" of Section 3.5) and remaining unclaimed for more than two years and eleven months (or such lesser time as Indenture Trustee is satisfied, after 60 days written notice from Nonaffiliated Partner Trustee or General Partner on behalf of Partnership, is one month before the escheat period provided under applicable law) after the due date for such payment, shall be paid to Nonaffiliated Partner Trustee; and the Holders entitled to payment thereon shall thereafter, as unsecured general creditors, look only to Nonaffiliated Partner Trustee for payment thereof, and all liability of Indenture Trustee with respect to such trust money shall thereupon cease, except that Indenture Trustee, before being required to make any such repayment, shall, at the written direction of Nonaffiliated Partner Trustee with a copy to General Partner on behalf of Partnership, cause to be mailed to each such Holder notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of mailing, any unclaimed balance of such money then remaining will be repaid to Nonaffiliated Partner Trustee as provided herein.

         7.2          No Representations or Warranties as to Units or
Documents.   NEITHER NONAFFILIATED PARTNER TRUSTEE IN ITS INDIVIDUAL CAPACITY
OR OTHERWISE NOR INDENTURE TRUSTEE MAKES OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF THE UNITS OR AS TO THEIR TITLE THERETO, OR ANY OTHER REPRESENTATION OR WARRANTY WITH RESPECT TO THE UNITS WHATSOEVER OR ANY REPRESENTATION OR WARRANTY AS TO THE VALIDITY OR ENFORCEABILITY OF ANY BASIC DOCUMENT, except that (i) First Security makes the representations and warranties contained in Sections 3.1(h) and 3.1(k) of the Participation Agreement and Nonaffiliated Partner Trustee hereby represents and warrants that on the Commencement Date Nonaffiliated Partner Trustee received whatever right, title and interest was conveyed to it by Partnership and First Security represents, warrants and covenants that such right, title and interest and the Units are on the Commencement Date, and thereafter shall be, free of Nonaffiliated Partner Trustee Liens attributable to First Security and (ii) ITC represents and warrants that it has not breached its covenant contained in
Section 5.9 of the Participation Agreement.

SECTION 8.            DEFAULTS AND REMEDIES.

         8.1 Indenture Events of Default. The following events shall constitute "Indenture Events of Default" under this Indenture (whether any such event is voluntary or involuntary or comes about or is effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or government body):

                      (a) default in the payment of any installment of principal, interest or Premium, if any, in respect of any Note when and as the same shall become due and payable (whether on the due date thereof, a date fixed for prepayment, by acceleration or otherwise), and which is not thereafter paid within five Business Days after the same becomes due and payable;

                      (b) the existence of a BJ Event of Default (other than a BJ Event of Default arising by reason of nonpayment of, or failure to perform with respect to, Excepted Property);

                      (c) default in the due observance or performance of any other covenant or agreement to be observed or performed by Nonaffiliated Partner Trustee (in its individual capacity or as Nonaffiliated Partner Trustee) under the Notes or hereunder or to be observed or performed by Nonaffiliated Partner Trustee (in its individual capacity or as Nonaffiliated Partner Trustee) or any Beneficiary for the benefit of any Holder under the Participation Agreement or the Trust Agreement, and any such default continues unremedied for 30 days after Nonaffiliated Partner Trustee and Beneficiaries receive notice thereof from Indenture Trustee specifying the default and demanding that the same be remedied; except that, if such failure is capable of being remedied and such remedy does not involve the payment of money alone, no such failure shall constitute an Indenture Event of Default hereunder while Nonaffiliated Partner Trustee (in its individual capacity or as Nonaffiliated Partner Trustee)or any Beneficiary is diligently proceeding to remedy such failure, but in no event shall such failure continue unremedied for a period of the lesser of 90 days from the date of such notice and the number of days remaining in the Transaction Term;

                      (d) any representation or warranty made by Nonaffiliated Partner Trustee (in its individual capacity or as Nonaffiliated Partner Trustee) herein, or by Nonaffiliated Partner Trustee or any Beneficiary in the Participation Agreement or in any certificate or other statement furnished by Nonaffiliated Partner Trustee (in its individual capacity or as Nonaffiliated Partner Trustee) or any Beneficiary to Indenture Trustee or any Holder in connection with the transactions contemplated by the Participation Agreement is incorrect in any material respect as of the date of the issuance or making thereof;

                      (e) Nonaffiliated Partner Trustee, the Trust Estate or any Beneficiary becomes insolvent or bankrupt or generally fails to pay, or admits in writing its inability to pay, its debts as they come due, or makes a general assignment for the benefit of creditors, or applies for, consents to or acquiesces in the appointment of a trustee, custodian or receiver or other similar official for Nonaffiliated Partner Trustee, Trust Estate or Beneficiary;

                      (f) a trustee, custodian or receiver or other similar official is appointed for Nonaffiliated Partner Trustee, the Trust Estate or any Beneficiary and is not discharged within 60 days after such appointment;

                      (g) any bankruptcy, reorganization, arrangement, insolvency or liquidation case or proceeding, or other case or proceeding for relief under any bankruptcy law or similar law for the relief of debtors, is instituted by or against Nonaffiliated Partner Trustee, the Trust Estate or any Beneficiary and, if instituted against Nonaffiliated Partner Trustee, the Trust Estate or any Beneficiary is allowed against Nonaffiliated Partner Trustee or any Beneficiary or is consented to or is not dismissed within 60 days after such institution.

         8.2 Acceleration; Rescission and Annulment; Limitations. If an Indenture Event of Default exists, Indenture Trustee by written notice to Nonaffiliated Partner Trustee, Partnership and each Beneficiary, may, and upon written request of a Majority In Interest of Holders shall, declare the principal of all the Notes to be due and payable; except that the principal of all Notes, together with accrued interest thereon from the date in respect of which interest was last paid hereunder to the date payment of such principal has been made, and all other accrued and unpaid Secured Obligations will automatically become due and payable without any action of Indenture Trustee or the Holders in the case of an Indenture Event of Default under Section 8.1(e),
(f) or (g), unless such Indenture Event of Default with respect to a Beneficiary is remedied or the defaulting Beneficiary transfers its Beneficial Interest pursuant to Section 8.3(e)(i)(4). Upon such declaration, the principal of all Notes, together with accrued interest thereon from the date in respect of which interest was last paid hereunder to the date payment of such principal has been made and all other accrued and unpaid Secured Obligations shall be immediately due and payable as a result of such declaration or automatic acceleration. At any time after such declaration or automatic acceleration, as the case may be, and before the sale or disposition of the Indenture Estate, a Majority In Interest of Holders, by written notice to Indenture Trustee, Nonaffiliated Partner Trustee, Partnership and each

Beneficiary, may rescind such a declaration or automatic acceleration, as the case may be, and thereby annul its consequences if (a) an amount sufficient to pay all principal of and interest (including interest at the Late Rate on overdue payments) on such Notes, to the extent each such amount is due or past due without regard to the acceleration hereof, if any, in respect of the Outstanding Notes and all other sums then due and payable to Indenture Trustee has been deposited with Indenture Trustee, (b) the rescission would not conflict with any judgment or decree and (c) all existing Indenture Defaults and Indenture Events of Default under this Indenture are cured or waived except nonpayment of principal of, or interest on, the Notes which have become due solely because of such acceleration. No such rescission shall affect any subsequent default or impair any right consequent thereon.

         8.3          Other Remedies Available to Indenture Trustee.

                      (a) If an Indenture Event of Default exists, then and in every such case Indenture Trustee, as trustee of an express trust and as assignee hereunder of Nonaffiliated Partner Trustee's Partnership Interest or as holder of a security interest in the Units or otherwise, may, and when required pursuant to Section 9 shall, exercise (subject to the following sentence and Sections 8.3(e) and 8.3(f)), any or all of the rights and powers and pursue any and all of the remedies accorded to Nonaffiliated Partner Trustee under the Partnership Agreement and the Participation Agreement and to Partnership and Nonaffiliated Partner Trustee under the O&M Agreement, the Services Agreement and this Section 8, may recover judgment in its own name as Indenture Trustee against the Indenture Estate and may take possession of all or any part of the Indenture Estate and may exclude Nonaffiliated Partner Trustee, Partnership, any Partner, Operator, Service Taker and Beneficiaries and all Persons claiming under any of them wholly or partly therefrom. Notwithstanding any other provision of this Indenture to the contrary, Indenture Trustee shall not be entitled pursuant to Section 8.3(b) or otherwise to sell any of the Partnership Indenture Estate or exercise other remedies against the Partnership Indenture Estate or to exercise BJ Remedies (as defined below) until such time, if any, as a BJ Event of Default exists. Notwithstanding any other provision of this Indenture, Indenture Trustee shall not be entitled to exercise any remedy hereunder as a result of an Indenture Event of Default that arises solely by reason of one or more events or circumstances that constitute a BJ Event of Default unless Indenture Trustee as security assignee of Nonaffiliated Partner Trustee declares the O&M Agreement to be in default and simultaneously, to the extent it is then entitled to do so hereunder and under the Partnership Agreement, O&M Agreement and Participation Agreement and is not then stayed or otherwise prevented from doing so by operation of law, exercises one or more of the rights or remedies (each right or remedy, a "BJ Remedy") in Section 6.1(d), 11.1, 11.3 or 11.4 of the Partnership Agreement, Section 15.1 of the O&M Agreement involving a termination of the O&M Agreement or any other remedy in Section 15.1 of the O&M Agreement or Section 5.22 of the Participation Agreement; except, that if Indenture Trustee is so stayed or otherwise prevented by operation of law from exercising such BJ Remedies, it shall in any event refrain from so foreclosing or otherwise exercising BJ Remedies hereunder (i) for 180 days after the commencement of such stay or other circumstances preventing the exercise of BJ Remedies or (ii) if Guarantor or an Affiliate of Guarantor with court approval assumes (and is performing the obligations of each Bankrupt BJ Entity under) the Basic Documents to which each Bankrupt BJ Entity is a party in accordance with Section 365 of the Bankruptcy Code and, if an Affiliate of Guarantor so assumes, Guarantor remains liable for all its obligations under the Guaranty to the same extent as if such assumption had not occurred.

                      (b) Subject to Sections 8.3(a), 8(e) and 8(f), if an Indenture Event of Default exists, Indenture Trustee may, if at the time such action is lawful and subject to compliance with any mandatory legal requirements, either with or without taking possession, and either before or after taking possession, and without instituting any legal proceedings whatsoever, and having first given notice of such action by registered mail to Nonaffiliated Partner Trustee, Partnership and each Beneficiary once at least 15 days before the date of such action, and any other notice required by law, sell and dispose of the Indenture Estate, or any part thereof, or interest therein, at a private sale or sales or a public auction to the highest bidder, in each case, in one lot as an entirety or in separate lots, and either for cash or on credit and on such terms as Indenture Trustee may determine, and at any place (whether or not it is the location of the Indenture Estate or any part thereof) and time designated in the notice above referred to. Notwithstanding any provision herein to the contrary, Indenture Trustee shall not sell any of the Partnership Indenture Estate or exercise other remedies against the Partnership Indenture Estate or exercise BJ Remedies unless a BJ Event of Default exists. Notwithstanding any provision herein to the contrary, Indenture Trustee shall not sell any of the Indenture Estate or exercise other remedies against the Indenture Estate seeking to deprive Beneficiaries of their interest therein as a result of an Indenture Event of Default that arises solely by reason of one or more events or circumstances that constitute a BJ Event of Default unless a declaration of acceleration has been made pursuant to Section 8.2, Indenture Trustee as security assignee of Nonaffiliated Partner Trustee declares the O&M Agreement to be in default and Indenture Trustee is simultaneously exercising, to the extent it is then entitled to do so hereunder and under the Partnership Agreement, the Participation Agreement and the O&M Agreement and is not then stayed or otherwise prevented from doing so by operation of law, one or more BJ Remedies; and no private sale may be made to BJ USA or any of its Affiliates; except, that if Indenture Trustee is so stayed or otherwise prevented by operation of law from exercising such BJ Remedies, it shall in any event refrain from so foreclosing or otherwise exercising remedies hereunder (i) for 180 days after the commencement of such stay or other circumstances preventing the exercise of BJ Remedies or (ii) if Guarantor or an Affiliate of Guarantor with court approval assumes (and is performing the obligations of each Bankrupt BJ Entity under) the Basic Documents to which each Bankrupt BJ Entity is a party in accordance with Section 365 of the Bankruptcy Code and, if an Affiliate of Guarantor so assumes, Guarantor remains liable for all its obligations under the Guaranty as if such assumption had not occurred. Any such sale or sales may be adjourned from time to time by announcement at the time and place appointed for such sale or sales, or for any such adjourned sale or sales, without further notice, and Indenture Trustee and any Holder may bid and become the purchaser at any such sale. Indenture Trustee may exercise such right without possession or production of the Notes or proof of ownership thereof, and as representative of Holders may exercise such right without notice to Holders or including Holders as parties to any suit or proceeding relating to foreclosure of any property in the Indenture Estate. Nonaffiliated Partner Trustee and Partnership each hereby irrevocably constitutes Indenture Trustee the true and lawful attorney-in-fact of Nonaffiliated

Partner Trustee (in the name of Nonaffiliated Partner Trustee or otherwise) and Partnership (in the name of Partnership or otherwise), as the case may be, for the purpose of effectuating any sale, assignment, transfer or delivery upon enforcement of the Lien created under this Indenture, whether pursuant to foreclosure or power of sale or otherwise, to execute and deliver all such bills of sale, assignments and other instruments as Indenture Trustee may consider necessary or appropriate, with full power of substitution, Nonaffiliated Partner Trustee and Partnership each hereby ratifying and confirming all that such attorney or any substitute shall lawfully do by virtue hereof. Nevertheless, if so requested by Indenture Trustee or any purchaser, Nonaffiliated Partner Trustee and Partnership each shall ratify and confirm any such sale, assignment, transfer or delivery, by executing and delivering to Indenture Trustee or such purchaser all bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

                      (c) Subject to Sections 8.3(a), 8.3(e) and 8.3(f), if an Indenture Event of Default exists, Nonaffiliated Partner Trustee or Partnership, or both, shall, at the request of Indenture Trustee upon enforcement of the Lien created under this Indenture, promptly execute and deliver to Indenture Trustee such instruments of title or other documents as Indenture Trustee may deem necessary or advisable to enable Indenture Trustee or an agent or representative designated by Indenture Trustee, at such time and place or places as Indenture Trustee may specify, to obtain possession of all or any part of the Indenture Estate. If Nonaffiliated Partner Trustee or Partnership for any reason fails to execute and deliver such instruments and documents after such request by Indenture Trustee, Indenture Trustee shall be entitled to a judgment for specific performance of the covenants contained in the foregoing sentence, conferring upon Indenture Trustee the right to immediate possession and requiring Nonaffiliated Partner Trustee or Partnership, as the case may be, to execute and deliver such instruments and documents to Indenture Trustee. Subject to Sections 8.3(a), 8.3(e) and 8.3(f), Indenture Trustee shall also be entitled to pursue all or any part of the Indenture Estate wherever it may be found and may enter any of the premises of Nonaffiliated Partner Trustee or Partnership or any other Person wherever the Indenture Estate may be or be supposed to be and search for the Indenture Estate and take possession of any item of the Indenture Estate pursuant to this Section 8.3(c). Subject to Sections 8.3(a), 8.3(e) and 8.3(f), Indenture Trustee may, from time to time, at the expense of the Indenture Estate, make all such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Indenture Estate, as it may deem proper. In each such case, Indenture Trustee shall have the right to use, operate, store, lease, control or manage the Indenture Estate and to exercise all rights and powers of Nonaffiliated Partner Trustee or Partnership relating to the Indenture Estate as Indenture Trustee shall deem appropriate, including the right to enter into any and all such agreements with respect to the use, operation, storage, leasing, control or management of the Indenture Estate or any part thereof; and Indenture Trustee shall be entitled to collect and receive directly all tolls, rents, payments, distributions (including Priority Distributions, Supplemental Priority Distributions and Special Distributions other than Excepted Property), issues, profits, products, revenues and other income of the Indenture Estate and every part thereof, without prejudice, however, to the right of Indenture Trustee under any provision of this Indenture to collect and receive cash held by, or required to be deposited with, Indenture Trustee hereunder. In accordance with the terms of this Section 8.3(c), such tolls, rents, payments, distributions (including Priority Distributions, Supplemental Priority Distributions and Special Distributions other than Excepted Property), issues, profits, products, revenues and other income shall be applied to pay the expenses of using, operating, storing, leasing, controlling or managing the Indenture Estate, and of all maintenance, insurance, repairs, replacements, alterations, additions and improvements, and to make all payments which Indenture Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Indenture Estate or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of Nonaffiliated Partner Trustee and Partnership) and all other payments which Indenture Trustee may be required or authorized to make under any provision of this Indenture, including this Section 8.3(c), as well as just and reasonable compensation for the services of Indenture Trustee, and of all persons properly engaged and employed by Indenture Trustee.

                      If a BJ Event of Default exists and Indenture Trustee obtains possession of or title to the Units, Indenture Trustee shall not be obligated to use or operate the Units or cause the Units to be used or operated directly or indirectly by itself or through agents or other representatives or to lease, license or otherwise permit or provide for the use or operation of the Units by any other Person.

                      (d) Subject to Sections 8.3(a), 8.3(e) and 8.3(f), Indenture Trustee may proceed to protect and enforce this Indenture and the Notes by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted, or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Indenture Estate or any part thereof, or for the recovery of judgment for the indebtedness secured by the Lien created under this Indenture or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

                      (e)         (i)      (1)     If Partnership fails to
distribute any Priority Distribution distributable under the Partnership Agreement at least ten Business Days after the Distribution Date therefor, Nonaffiliated Partner Trustee or any Beneficiary, without the consent of Indenture Trustee or any Holder but subject to Section 8.3(e)(i)(5), may, within the time period specified in clause (4) below, pay to Indenture Trustee for application in accordance with Section 3.3, a sum equal to the amount of all (but not less than all) principal and interest (other than by acceleration) then due and payable on the Outstanding Notes, together with any interest on account of such Priority Distribution not being made on the Distribution Date as provided in Section 4.4(b) of the Partnership Agreement.

                                  (2)      If Partnership or General Partner
defaults in the payment or performance of any obligation hereunder or under the Partnership Agreement (other than the obligation to make Priority Distributions) or the Participation Agreement, Guarantor defaults in the payment or performance of any obligation under the Guaranty or the Participation Agreement, BJ USA defaults in the payment or performance of any obligation under the Participation Agreement, Service Taker defaults in the payment or performance of any obligation under the Services Agreement or the Participation Agreement or

Operator defaults in the payment or performance of any obligation under the O&M Agreement or the Participation Agreement and such default can be cured, Nonaffiliated Partner Trustee or any Beneficiary, without the consent of Indenture Trustee or any Holder, may, within the period specified in clause (4) below, pay or perform such obligation on behalf of Partnership, General Partner, Guarantor, BJ USA, Service Taker or Operator or otherwise perform such obligations on behalf of Partnership, General Partner, Guarantor, BJ USA, Service Taker or Operator, without the necessity of giving any notice to Partnership, General Partner, Guarantor, BJ USA, Service Taker or Operator, it being understood and agreed that nothing herein contained shall be deemed or construed to prohibit Nonaffiliated Partner Trustee or any Beneficiary from exercising any such rights of Partnership before any such notice from Indenture Trustee.

                                  (3)      Solely for the purpose of
determining whether there exists an Indenture Event of Default, (i) any payment by Nonaffiliated Partner Trustee or any Beneficiary pursuant to, and in compliance with, Section 8.3(e)(i)(1) shall, for the purposes of this Indenture, be deemed to remedy any default by Partnership in making Priority Distributions theretofore distributable and to remedy any default by Nonaffiliated Partner Trustee in the payment of any amount due and payable under the Notes, in each case only if such payment pursuant to Section 8.3(e)(i)(1) is in an amount sufficient to remedy such default, and (ii) any payment or performance by Nonaffiliated Partner Trustee or any Beneficiary of any obligation of Partnership, General Partner, Guarantor, BJ USA, Service Taker or Operator under the Partnership Agreement, Participation Agreement, Guaranty, Services Agreement or O&M Agreement pursuant to, and in compliance with, Section 8.3(e)(i)(2) shall, for the purposes of this Indenture, be deemed to remedy any default by Partnership, General Partner, Guarantor, BJ USA, Service Taker or Operator in the performance in full of such obligation and to remedy any related default by Nonaffiliated Partner Trustee under this Indenture.

                                  (4)      While an Indenture Event of Default
arising solely from a BJ Event of Default or an Indenture Event of Default with respect to a Beneficiary under Section 8.1(c), 8.1(d), 8.1(e), 8.1(f) or 8.1(g) exists, (x) Indenture Trustee shall give Nonaffiliated Partner Trustee and each Beneficiary at least 15 Business Days' prior written notice of its intention to exercise any rights as assignee of Nonaffiliated Partner Trustee's or Partnership's rights under the Guaranty, Partnership Agreement, Participation Agreement, Services Agreement or O&M Agreement (such 15 Business Days' prior written notice to be given without regard to how long a BJ Event of Default or an Indenture Event of Default with respect to a Beneficiary under Section 8.1(c), 8.1(d), 8.1(e), 8.1(f) or 8.1(g) which has given rise to such intent to so exercise rights under the Guaranty, Partnership Agreement, Participation Agreement, Services Agreement or O&M Agreement exists) or declare the Notes to be so due and payable for purposes of this Section 8.3(e), (y) if an Indenture Default with respect to a Beneficiary under Section 8.1(e), 8.1(f) or 8.1(g) exists (such Indenture Event of Default, a "Beneficiary Bankruptcy" and such Beneficiary, a "Bankrupt Beneficiary"), Nonaffiliated Partner Trustee or any other Beneficiary may give Indenture Trustee written notice within 15 days of such Beneficiary Bankruptcy of the intention of Nonaffiliated Partner Trustee or such Beneficiary to remedy any default by Bankrupt Beneficiary or to acquire or cause to be acquired all of Bankrupt Beneficiary's Beneficial Interest and of the actions it intends to take to accomplish the same, and (z) during such 15-Business Day period or, if the notice required by clause (y) above was given, during the 90-day period after the occurrence of such Beneficiary Bankruptcy, Indenture Trustee shall not exercise any rights as assignee of Nonaffiliated Partner Trustee's or Partnership's rights under the Guaranty, Partnership Agreement, Participation Agreement, Services Agreement or O&M Agreement as a result of such Indenture Event of Default and neither Indenture Trustee nor the Holders shall declare the Notes to be due and payable pursuant to Section 8.2 as a result of such Indenture Event of Default or exercise any remedies under Section 8 as a result of such Indenture Event of Default; except that if within such 15-Business Day period or 90-day period, as the case may be, Nonaffiliated Partner Trustee or any non-defaulting Beneficiary remedies any default by Partnership, General Partner, Guarantor, BJ USA, Service Taker or Operator as provided in clauses (1) and (2) or remedies any default by any Beneficiary or such defaulting Beneficiary transfers all of its Beneficial Interest pursuant to Section 6.1 of the Participation Agreement, Indenture Trustee shall not exercise any rights as assignee of Nonaffiliated Partner Trustee's or Partnership's rights under the Partnership Agreement, Participation Agreement, Guaranty,

Services Agreement or O&M Agreement as a result of such Indenture Event of Default and neither Indenture Trustee nor the Holders shall declare the Notes to be due and payable pursuant to Section 8.2 as a result of such Indenture Event of Default or exercise any remedies under Section 8 as a result of such Indenture Event of Default.

                                  (5)      Section 8.3(e)(i)(1) shall not apply
to any default in making any Priority Distribution under the Partnership Agreement, if default in making two consecutive Priority Distributions, or in making a total of five Priority Distributions, are cured by Nonaffiliated Partner Trustee or any Beneficiary pursuant to Section 8.3(e)(i)(1). Section 8.3(e)(i)(2) shall not apply to any default by Partnership or General Partner in the payment or performance of any obligation hereunder or under the Partnership Agreement (other than the obligation to make Priority Distributions) or the Participation Agreement, by Guarantor in the payment or performance of any obligation under the Guaranty or the Participation Agreement, by BJ USA in the payment or performance of any obligation under the Participation Agreement, by Service Taker in the payment or performance of any obligation under the Services Agreement or the Participation Agreement or by Operator in the payment or performance of any obligation under the O&M Agreement or the Partnership Agreement, if such defaults are cured by Nonaffiliated Partner Trustee or a Beneficiary pursuant to Section 8.3(e)(i)(2) by the expenditure of $2,500,000 or more in the aggregate.

                                  (6)      Upon the exercise of any cure right
under this Section 8.3(e)(i), neither Nonaffiliated Partner Trustee nor any Beneficiary shall retain any Lien on any part of the Indenture Estate on account of any payment made or the costs and expenses incurred in connection therewith nor shall any claim of Nonaffiliated Partner Trustee or any Beneficiary against Partnership, General Partner, Guarantor, Operator or any other Person for the repayment thereof impair the prior right and security interest of Indenture Trustee in and to the Indenture Estate.

                      (ii)        Upon the exercise of any cure right under
Section 8.3(e)(i), Nonaffiliated Partner Trustee or Beneficiaries, as the case may be, shall be subrogated to the rights of Holders (1) to receive from Indenture Trustee the

Priority Distribution, Supplemental Priority Distribution or other amount with respect to which Nonaffiliated Partner Trustee or any Beneficiary effected such cure (including interest on account of such Priority Distribution or Supplemental Distribution not being distributed on the Distribution Date therefor or interest on account of such other amount being overdue) and (2) with respect to which Nonaffiliated Partner Trustee or any Beneficiary otherwise effected such cure, and if Indenture Trustee thereafter receives such Priority Distribution, Supplemental Priority Distribution or other amount and no other Indenture Event of Default exists, then, notwithstanding the requirements of Section 3.3, Indenture Trustee forthwith shall remit such Priority Distribution, Supplemental Priority Distribution or other amount to Nonaffiliated Partner Trustee or such Beneficiary, as the case may be, in reimbursement for the funds so advanced by any of them; except that, if the principal of and interest on any Notes have become due and payable pursuant to
Section 8.2, such Priority Distribution or Supplemental Distribution shall be distributed by Indenture Trustee in accordance with Section 3.5. Neither Nonaffiliated Partner Trustee nor any Beneficiary shall attempt to recover any such Priority Distribution, Supplemental Priority Distribution or other amount paid by it on behalf of General Partner, Partnership, Operator, Service Taker, BJ USA or Guarantor pursuant to this Section 8.3(e)(ii) except by demanding of Partnership, General Partner, Operator, Service Taker, BJ USA or Guarantor payment of such amount or by proceeding by appropriate court action or actions, either at law or at equity, to enforce performance by Partnership, General Partner, Operator, Service Taker, BJ USA or Guarantor of the applicable covenants or recover damages for the breach thereof. Further, upon the exercise of any cure right under Section 8.3(e)(i)(4) with respect to a defaulting Beneficiary, Nonaffiliated Partner Trustee or such Beneficiary effecting such remedy or acquiring the defaulting Beneficiary's Beneficial Interest, as the case may be, shall be subrogated to the rights of defaulting Beneficiary to receive distributions, payments and other amounts payable to defaulting Beneficiary under the Basic Documents.

                      (iii)       If (1) the Notes are accelerated pursuant to
Section 8.2, or (2) the Notes are automatically accelerated, or (3) one or more BJ Event(s) of Default exists for a period of 180 days or more (and no Indenture Event of Default that does not arise solely from a BJ Event of Default exists) and the Notes are not accelerated by Indenture Trustee or the Holders during such period, Nonaffiliated Partner Trustee or a Beneficiary may give notice to Indenture Trustee of Nonaffiliated Partner Trustee's or a Beneficiary's intention to purchase, or cause to be purchased by another Person designated by Nonaffiliated Partner Trustee (or prepay in lieu of purchase), all of the Notes in accordance with this Section 8.3(e)(iii), which, if a redemption, shall be pursuant to Section 6.1(d). Concurrently with such notice, Nonaffiliated Partner Trustee or Beneficiary will deposit with Indenture Trustee, whether or not an Indenture Event of Default then exists, an amount sufficient to pay the Prepayment Price equal to the aggregate unpaid principal amount of all unpaid Notes then Outstanding, but without Premium, together with (A) accrued but unpaid interest thereon to the date of such receipt (as well as any interest on overdue principal and, to the extent permitted by applicable law, overdue interest calculated as provided in Section 4.4(b) of the Partnership Agreement) and (B) all amounts then due and payable to Indenture Trustee pursuant to
Section 9.5(a)(i), which funds shall be held by Indenture Trustee as provided in Section 9.3. Upon the receipt of such funds, Indenture Trustee will terminate any proceedings then in progress. In the event of a purchase by a Beneficiary, Nonaffiliated Partner Trustee (or a designee) of the Notes pursuant to this Section 8.3(e)(iii) and upon payment to Indenture Trustee of the Prepayment Price calculated pursuant to this Section 8.3(e)(iii), each Holder will be deemed to sell, assign, transfer and convey to such Beneficiary or Nonaffiliated Partner Trustee or its designee (without recourse or warranty of any kind except as to title to the Notes being conveyed free and clear of Liens attributable to such Holder) all of the right, title and interest of such Holder in and to the Indenture Estate, this Indenture and all Notes held by such Holder. The Registrar shall register the transfer of ownership of the Notes into the name of Nonaffiliated Partner Trustee or its designee.

                      (iv)        If a BJ Event of Default exists and before
(1) acceleration of the Notes and (2) the expiration of the 180-day period referred to in Section 8.3(e)(iii) (and no Indenture Event of Default that does not arise solely from a BJ Event of Default exists), Nonaffiliated Partner Trustee or any Beneficiary may give notice to Indenture Trustee of Nonaffiliated Partner Trustee's or Beneficiary's intention to purchase, or cause to be purchased by another Person designated by Nonaffiliated Partner Trustee (or prepay in lieu of purchase), all of the Notes in accordance with this Section 8.3(e)(iv), which, if a redemption, shall be pursuant to Section 6.1(f). Concurrently with such notice, Nonaffiliated Partner Trustee or Beneficiary will deposit with Indenture Trustee, whether or not an Indenture Event of Default exists, an amount sufficient to pay the Prepayment Price equal to the aggregate unpaid principal amount of all unpaid Notes then Outstanding, together with (A) accrued but unpaid interest thereon to the date of such receipt (as well as any interest on overdue principal and, to the extent permitted by applicable law, overdue interest calculated as provided in Section 4.4(b) of the Partnership Agreement), (B) the Premium, if any, as of the date of deposit and (C) all amounts then due and payable to Indenture Trustee pursuant to Section 9.5(a)(i), which funds shall be held by Indenture Trustee as provided in Section 9.3. Upon the receipt of such funds, Indenture Trustee will terminate any proceedings then in progress. In the event of a purchase by any Beneficiary or Nonaffiliated Partner Trustee of Notes pursuant to this Section 8.3(e)(iv) and upon payment to Indenture Trustee of the Prepayment Price calculated pursuant to this Section 8.3(e)(iv), each Holder will be deemed to sell, assign, transfer and convey to Beneficiary or Nonaffiliated Partner Trustee or its designee (without recourse or warranty of any kind except as to title to the Notes being conveyed free and clear of Liens attributable to such Holder) all of the right, title and interest of such Holder in and to the Indenture Estate, this Indenture and all Notes held by such Holder. The Registrar shall register the transfer of ownership of the Notes into the name of Nonaffiliated Partner Trustee or its designee.

                      (f) Notwithstanding any provision of this Indenture to the contrary, as long as no BJ Event of Default exists, neither Indenture Trustee nor Nonaffiliated Partner Trustee shall take any action contrary to, or disturb, Service Taker's rights under the Services Agreement, Operator's rights under the O&M Agreement or the rights of General Partner and Affiliated Partner under the Partnership Agreement.

                      (g) Each and every right, power and remedy herein given to Indenture Trustee specifically or otherwise in this Indenture shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, each and every right, power and remedy whether specifically herein given or otherwise existing may, subject to the limitations set forth herein, be exercised from time to time and as often in such order as may be deemed expedient by Indenture Trustee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by Indenture Trustee or any Holder in the exercise of any right, remedy or power or in pursuing any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Nonaffiliated Partner Trustee, Partnership, General Partner, Guarantor, Operator or Service Taker or to be an acquiescence therein. The giving, taking or enforcement of any other additional security, collateral or guaranty for the payment and performance of Secured Obligations shall not operate to impair, affect, waive or prejudice the Lien of this Indenture or any rights, powers or remedies hereunder. Neither Indenture Trustee nor any Holder shall be required to look to any additional security, collateral or guaranty, or exhaust any remedies with respect thereto, before exercising remedies hereunder or under the Partnership Agreement, Participation Agreement, the Services Agreement, the Guaranty, or the O&M Agreement in accordance with the terms hereof or thereof.

         8.4          Waiver of Nonaffiliated Partner Trustee and Partnership.
To the extent now or at any time hereafter enforceable under applicable law, Nonaffiliated Partner Trustee and Partnership each covenants that it will not at any time insist upon or plead, or in any manner whatsoever claim or take any benefit or advantage of, any stay or extension law now or at any time hereafter in force, nor claim, take or insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisal of the Indenture Estate or any part thereof before any sale or sales thereof to be made pursuant hereto, or to the decree, judgment or order of any court of competent jurisdiction; nor, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the property so sold or any part thereof, and hereby expressly waives for itself and on behalf of each and every Person, except decree or judgment creditors of Nonaffiliated Partner Trustee acquiring any interest in or title to the Indenture Estate or any part thereof subsequent to the date of this Indenture, all benefit and advantage of any such law or laws, and covenants that it will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to Indenture Trustee, but will suffer and permit the execution of every such power as though no such law or laws had been made or enacted. Nothing in this Section 8.4 shall be deemed to be a waiver by Nonaffiliated Partner Trustee or Partnership of its rights under the exception to Section 8.3(a) and under Section 8.3(e).

         8.5 Waiver of Existing Defaults. A Majority In Interest by notice to Indenture Trustee may waive on behalf of the Holders an existing Indenture Default or Indenture Event of Default and its consequences except (a) an Indenture Default or Indenture Event of Default in the payment of the principal of, Premium, if any, or interest on, any Note or (b) in respect of a covenant or provision hereof which pursuant to Section 11.3 cannot be amended or modified without the consent of the Holder affected.

         8.6 Control by Holders. A Majority In Interest may direct the time, method and place of conducting any proceeding for any remedy available to Indenture Trustee or exercising any trust or power conferred on it by this Indenture. However, Indenture Trustee may refuse to follow any direction that conflicts with law or this Indenture, that is unduly prejudicial to the rights of the Holders so affected, or that would subject Indenture Trustee to personal liability.

         8.7 Limitation on Suits by Holders. A Holder may pursue a remedy under this Indenture or under a Note only if:

                      (a) the Holder gives to Indenture Trustee written notice of a continuing Indenture Event of Default under this Indenture;

                      (b) a Majority In Interest make a written request to Indenture Trustee to pursue the remedy;

                      (c) such Holder or Holders offer to Indenture Trustee indemnity satisfactory to Indenture Trustee against any loss, liability or expense to be, or which may be, incurred by Indenture Trustee in pursuing the remedy;

                      (d) Indenture Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                      (e) during such 60-day period, a Majority In Interest does not give Indenture Trustee a direction inconsistent with the request.

                      A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

         8.8 Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of, Premium, if any, and interest on a Note on or after the respective due dates expressed in such Note shall not be impaired or affected without the consent of such Holder.

         8.9 Indenture Trustee May File Proofs of Claim. Indenture Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of Indenture Trustee and of the Holders allowed in any judicial proceedings relating to Partnership, Guarantor, Service Taker, Operator or Nonaffiliated Partner Trustee, their respective creditors, or their property.

SECTION 9.            INDENTURE TRUSTEE.

         9.1          Rights and Duties of Indenture Trustee.

                      (a) Indenture Trustee accepts the trusts hereby created and applicable to it and agrees to perform its duties with respect to the same but only upon the terms of this Indenture, and agrees to receive and disburse all moneys constituting part of the Indenture Estate in accordance herewith and applicable law.

                      (b) Before Indenture Trustee acts or refrains from acting, it may consult with counsel or require an Officer's Certificate or an opinion of counsel from General Partner, Partnership or Nonaffiliated Partner Trustee after which it will take such action or refrain from acting as it deems appropriate. Indenture Trustee shall not be liable for any action it takes or omits to take in good faith and in accordance herewith in reliance on a resolution of the Board of Directors of General Partner, the written advice of counsel acceptable to Nonaffiliated Partner Trustee and Indenture Trustee, Officer's Certificates or opinions of counsel provided by General Partner, Partnership or Nonaffiliated Partner Trustee.

                      (c) Indenture Trustee may act through agents appointed with due care and shall be responsible for the misconduct or negligence of any such agent; except that Indenture Trustee shall not be responsible for the misconduct or negligence of any agent appointed at the request of the Holders.

                      (d) Indenture Trustee shall not be liable for any action it takes or omits to take which it in good faith believes to be authorized or within its rights or powers.

                      (e) Indenture Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

                      (f) Subject to Section 9.3, Indenture Trustee shall not be liable for interest on any money received by it except as Indenture Trustee may otherwise agree in writing with General Partner, Partnership or Nonaffiliated Partner Trustee. Money held in trust by Indenture Trustee need not be segregated from other funds except to the extent required by law.

                      (g)         Notwithstanding any other provision of this
Section 9, whether or not an Indenture Event of Default under this Indenture exists, Indenture Trustee shall exercise its rights and powers under this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                      (h) Except during the existence of an Indenture Event of Default:

                      (i) Indenture Trustee need perform only those duties that are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against Indenture Trustee.

                      (ii) In the absence of bad faith on its part, Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to Indenture Trustee and conforming to the requirements of this Indenture. However, Indenture Trustee shall examine the certificates and opinions to determine whether or not they substantially conform to the requirements of this Indenture.

                      (i) Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

                      (i) This Section 9.1(i) does not limit the effect of Section 9.1(h).

                      (ii) Indenture Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or officers, unless it shall be proved that Indenture Trustee was negligent in ascertaining the pertinent facts.

                      (iii) Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with the direction received by it pursuant to Section 8.6.

                      (j) Every provision of this Indenture that in any way relates to Indenture Trustee is subject to Sections 9.1(g), 9.1(h) and 9.1(i).

         9.2 Individual Rights of Indenture Trustee. Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise have business relationships with Nonaffiliated Partner Trustee, any Beneficiary, BJ USA or an Affiliate of any thereof with the same rights it would have if it were not Indenture Trustee. Any agent may do the same with like rights.

         9.3 Funds May Be Held by Indenture Trustee; Investments. Any moneys (including for the purpose of this Section 9.3 any cash deposited with Indenture Trustee or Permitted Investments purchased by the use of such cash pursuant to this Section 9.3 or any cash constituting the proceeds of the maturity, sale or other disposition of any Permitted Investment) held by Indenture Trustee hereunder as part of the Indenture Estate, until paid out by Indenture Trustee as herein provided, (a) subject to clause (b) below, may be carried by Indenture Trustee on deposit with itself or on deposit to its account with any bank, trust company or national banking association incorporated or doing business under the laws of the United States of America or one of the States thereof having combined capital and surplus and retained earnings of at least $1,000,000,000 and having a rating assigned to the long-term unsecured debt of such institutions by Standard & Poor's Corporation and Moody's Investors Service, Inc. at least equal to AA and AA2, respectively, and Indenture Trustee shall not have any liability for interest upon any such moneys except as otherwise agreed in writing with Nonaffiliated Partner Trustee, General Partner or Partnership; provided, that Indenture Trustee shall not seek indemnity or reimbursement from any Holder as a result of liability for interest, or (b) at any time and from time to time at the request of General Partner acting as the agent of Nonaffiliated Partner Trustee solely for purposes of this Section 9.3, shall be invested and reinvested in Permitted Investments as specified in such request (if such investments are reasonably available for purchase); and such Permitted Investments shall be held by Indenture Trustee in trust as part of the Indenture Estate until so sold; except that General Partner, as agent of Nonaffiliated Partner Trustee solely for purposes of this Section 9.3, shall upon demand pay to Indenture Trustee the amount of any loss realized upon maturity, sale or other disposition of any such Permitted Investment. Any net income, profit, interest, dividend or gain realized upon maturity, sale or other disposition of any Permitted Investment shall be held as part of the Indenture Estate and shall be applied by Indenture Trustee at the same time, on the same conditions and in the same manner as the amounts in respect of which such income, profit, interest, dividend or gain was realized are required to be distributed in accordance with the provisions hereof. Indenture Trustee shall not be responsible for any losses on any investments or sales of Permitted Investments made pursuant to the procedure specified in this Section 9.3.

         9.4          Notice of Defaults.

                      (a) If an Indenture Event of Default under this Indenture exists and if it is actually known to Indenture Trustee, Indenture Trustee shall promptly send written notice thereof to General Partner (on behalf of Partnership), Nonaffiliated Partner Trustee, Beneficiaries and the Holders (except Indenture Trustee shall not be obligated to provide such notice to any such Person if such Person had informed Indenture Trustee of such Indenture Event of Default). In addition, if an Indenture Default under this Indenture exists and if a responsible officer of Indenture Trustee has actual knowledge thereof, Indenture Trustee shall promptly send written notice thereof to General Partner (on behalf of Partnership), Nonaffiliated Partner Trustee, Beneficiaries and the Holders. Subject to Sections 9.4(c) and 9.5, Indenture Trustee shall take or refrain from taking such action, not inconsistent with the provisions of the Basic Documents, with respect thereto as the Majority in Interest shall direct by written instruction to Indenture Trustee. If Indenture Trustee gives the Holders written notice of any event and does not receive written instruction as above provided within 20 days after mailing notice of such event to the Holders, Indenture Trustee may, subject to the Basic Documents, take or refrain from taking such action, but shall be under no duty to, or shall have no liability for a failure or refusal to, take or refrain from taking any action with respect thereto as it determines to be advisable in the best interests of the Holders.

                      (b) Notice pursuant to this Section 9.4 shall be transmitted in the manner provided in Section 13.1 to all Holders, as the names and addresses of such Holders appear upon the Register.

                      (c) Subject to the terms of, and except as otherwise provided in Sections 8, 9.5 and 11, upon the written instructions at any time and from time to time of a Majority in Interest of the Holders or of Holders holding at least 66 2/3% of the Outstanding Notes, as the case may be, Indenture Trustee shall take such of the following actions as may be specified in such instructions: (i) exercise such election or option, or make such decision or determination, or give such notice, consent, waiver or approval or exercise such right, remedy or power to take such other action hereunder or in respect of any part or all of the Indenture Estate as specified in such instructions; (ii) take such action with respect to, or to preserve or protect, the Indenture Estate (including the discharge of Liens) as specified in such instruction and as are consistent with this Indenture and the other Basic Documents; and (iii) take such other action in respect of the subject matter of this Indenture as is consistent with the terms hereof and of the Basic Documents.

         9.5          Compensation.

                      (a) Nonaffiliated Partner Trustee shall pay to Indenture Trustee, from time to time, on demand, the following amounts: (i) reasonable compensation for Indenture Trustee's services, which compensation shall not be limited by any law on compensation of a trustee of an express trust, (ii) reimbursement for all reasonable out- of-pocket expenses incurred by Indenture Trustee in connection with the performance of its duties under this Indenture (including the reasonable compensation and expenses of Indenture Trustee's counsel in accordance with Section 9.1(b) and any agent appointed in accordance with Section 9.1(c)) and (iii) any expense, loss or liability incurred by it arising out of or in connection with its acceptance or administration of the trust or trusts hereunder except (1) such expenses or loss or liability resulting from the negligence or wilful misconduct of Indenture Trustee or the inaccuracy of any representation or warranty of Indenture Trustee in its individual capacity in Section 3.3 of the Participation Agreement, (2) as otherwise provided in Section 9.9 and (3) as otherwise excluded by Sections 7.1 and 7.2 of the Participation Agreement from BJ USA's indemnities under said Sections; except that, so long as the Partnership Agreement is in effect, Indenture Trustee shall not make any claim against Nonaffiliated Partner Trustee under this Section 9.5 for any claim or expense for which BJ USA is liable, or for which Nonaffiliated Partner Trustee is indemnified against by BJ USA, under the Participation Agreement without first making demand on BJ USA for payment of such claim or expense. Indenture Trustee shall notify Nonaffiliated Partner Trustee and BJ USA promptly of any claim or expense for which it may seek indemnity.

                      (b) To secure the payment obligations of Nonaffiliated Partner Trustee pursuant to this Section 9.5,

Indenture Trustee shall have a Lien prior to that of the Holders on all money or property held or collected from Partnership or Nonaffiliated Partner Trustee by Indenture Trustee, except that held in trust to pay the principal of, Premium, if any, and interest on, the Notes.

         9.6          Replacement of Indenture Trustee.

                      (a) The resignation or removal of Indenture Trustee and the appointment of a successor Indenture Trustee shall become effective only upon the successor Indenture Trustee's acceptance of appointment as provided in this Section 9.6.

                      (b) Indenture Trustee may resign by giving at least 30 days' prior written notice to General Partner (on behalf of Partnership), Nonaffiliated Partner Trustee, Beneficiaries and the Holders. A Majority In Interest may remove Indenture Trustee, and also may appoint a successor Indenture Trustee, by giving at least 30 days' prior written notice to Indenture Trustee, Nonaffiliated Partner Trustee, Beneficiaries and General Partner (on behalf of Partnership). Nonaffiliated Partner Trustee (whether or not acting pursuant to instructions from Beneficiaries) may remove Indenture Trustee if:

                      (i)         Indenture Trustee fails to comply, with
        Section 9.8;

                     (ii) Indenture Trustee is adjudged a bankrupt or an insolvent;

                    (iii) a receiver or public officer takes charge of Indenture Trustee or its property; or

                     (iv)        Indenture Trustee becomes incapable of acting.

                      (c) If (i) Indenture Trustee resigns or is removed, (ii) the Holders have removed Indenture Trustee pursuant to the second sentence of Section 9.6(b) and have not appointed a successor within 30 days or
(iii) a vacancy otherwise exists in the office of Indenture Trustee for any reason, then Nonaffiliated Partner Trustee may, subject to prior action being taken pursuant to Section 9.6(d), promptly appoint a successor Indenture Trustee.

                      (d) If a successor Indenture Trustee does not take office within 30 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, General Partner (on behalf of Partnership), Beneficiaries or a Majority In Interest may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                      (e)         If Indenture Trustee fails to comply with
Section 9.8, any Holder may petition any court of competent jurisdiction for the removal of such Indenture Trustee and the appointment of a successor Indenture Trustee.

                      (f) A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, to General Partner (on behalf of Partnership), to Beneficiaries and to Nonaffiliated Partner Trustee. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the retiring Indenture Trustee for which the successor Indenture Trustee is to be acting under this Indenture. The retiring Indenture Trustee shall promptly transfer all property and all books and records relating to the administration of the Indenture Estate held by it as Indenture Trustee to the successor Indenture Trustee subject to the Lien provided for in Section 9.5(b). Nonaffiliated Partner Trustee shall give notice of each appointment of a successor Indenture Trustee by mailing written notice of such event by first-class mail to Holders.

         9.7 Successor Indenture Trustee by Merger, etc. If Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business assets to, another corporation, the successor corporation, without any further act, shall be the successor Indenture Trustee.

         9.8 Eligibility; Disqualification. Indenture Trustee shall at all times have a combined capital and surplus of at least $100,000,000 and shall be subject to supervision or examination by Federal or state authority. If Indenture Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of Federal or state supervising or examining authority, then for the purposes of this Section 9.8, the combined capital and surplus of Indenture Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published.

                      If at any time Indenture Trustee ceases to be eligible in accordance with this Section 9.8, Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 9.6.

         9.9 Trustee's Liens. Indenture Trustee in its individual capacity agrees that it will at its own cost and expense promptly take such action as may be necessary to comply with the provisions of Section 5.9 of the Participation Agreement.

         9.10 Withholding Taxes; Information Reporting. Indenture Trustee shall exclude and withhold from each distribution of principal, Premium, if any, and interest and other amounts due hereunder or under the Notes any and all withholding taxes applicable thereto as required by law (provided, however, no such exclusion or withholding shall be made from such distribution if Indenture Trustee shall have received a duly exercised and properly completed U.S. Internal Revenue Service Form W-9 or 1001 or any substitute Form which may be applicable). Indenture Trustee agrees (a) to act as such withholding agent and, in connection therewith, whenever any present or future taxes or similar charges are required to be withheld with respect to any amounts payable in respect of the Notes, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the Holders, (b) that it will file any necessary withholding tax returns or statements when due and (c) that, as promptly as possible after the payment of such amounts, it will deliver to each Holder appropriate documentation showing the payment of such amounts, together with such additional documentary, evidence as such Holders may reasonably request from time to time. Indenture Trustee agrees to file any other information reports relating to withholding taxes as it may be required to file under United States law.

         9.11 Co-Trustee. At any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Indenture Estate may at the time be located, Indenture Trustee shall have the power, subject to receipt of the prior written approval of Nonaffiliated Partner Trustee as long as no Indenture Event of Default exists, and shall execute and deliver all instruments necessary, to appoint one or more Persons to act as co-trustee, or co-trustees, or separate trustee or separate trustees, of all or any part of the Indenture Estate, and to vest in such Person or Persons in such capacity, such interest in the Indenture Estate or any part thereof, and such rights, powers, duties, trusts or obligations as Indenture Trustee may consider necessary or desirable.

SECTION 10.           SATISFACTION AND DISCHARGE; TERMINATION
                      OF OBLIGATIONS.

         10.1 Satisfaction and Discharge of Agreement; Termination of Obligations. Subject to Section 10.2, this Indenture shall cease to be of further force or effect, and Nonaffiliated Partner Trustee and Indenture Trustee shall, except as herein provided, be deemed to have been discharged from their respective obligations with respect to the Notes (and Indenture Trustee, on demand and at the reasonable expense of Nonaffiliated Partner Trustee, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture in respect of the Notes upon delivery of satisfactory evidence that all Notes theretofore authenticated have been fully paid or discharged), when all accrued and unpaid Secured Obligations has been fully paid or there shall have been deposited with Indenture Trustee in trust for the purpose of paying and discharging such accrued and unpaid Secured Obligations, an amount in cash sufficient without reinvestment thereof to discharge such accrued and unpaid Secured Obligations, including the principal of, and Premium, if any, and interest on the Notes to the date of such deposit (in the case of Notes which have become due and payable), or to the maturity thereof, as the case may be.

         10.2 Survival of Certain Obligations. Notwithstanding Section 10.1, the obligations of Nonaffiliated Partner Trustee and Indenture Trustee contained in Sections 2.1 through 2.8, 7.1, 9.9, 9.10, 10.3 and 10.4 and the rights, duties, immunities and privileges hereunder of Indenture Trustee shall survive the discharge of this Indenture.

         10.3 Moneys to Be Held in Trust. All moneys deposited with Indenture Trustee pursuant to Section 10.1 shall be held in trust and applied by it, in accordance with the Notes and this Indenture, to the payment to the Holders, of all sums due and to become due thereon for principal, Premium, if any, and interest.

         10.4         Moneys to Be Returned to Nonaffiliated Partner Trustee.
Indenture Trustee shall promptly pay or return to Nonaffiliated Partner Trustee upon request of Nonaffiliated Partner Trustee any money held by it at any time that is not required for the payment of the amounts described above in Section
10.3 for which money has been deposited pursuant to Section 10.1.

SECTION 11.           AMENDMENTS AND WAIVERS.

         11.1         Amendments to This Indenture Without Consent of Holders.
Nonaffiliated Partner Trustee, Partnership and Indenture Trustee may enter into one or more written agreements supplemental hereto without the consent of any Holder for any of the following purposes:

                      (a) to cure any defect or inconsistency herein or in the Notes, to make any change not inconsistent with the provisions hereof or to cure any ambiguity or correct any mistake, provided that such change does not adversely affect the interests of any Holder;

                      (b) to evidence the succession of another party as Nonaffiliated Partner Trustee in accordance with the terms of the Trust Agreement or to evidence (in accordance with Section 9) the succession of a new Indenture Trustee hereunder, the removal of Indenture Trustee hereunder or the appointment of any co-trustee or co-trustees or any separate or additional trustee or trustees to Indenture Trustee or Nonaffiliated Partner Trustee;

                      (c) to subject to the Lien of this Indenture additional property hereafter acquired by Nonaffiliated Partner Trustee or Partnership and intended to be subjected to the Lien of this Indenture;

                      (d) to correct or amplify the description of any property at any time subject to the Lien of this Indenture or better to assure, convey and confirm unto Indenture Trustee any property subject or required to be subject to the Lien of this Indenture;

                      (e) to add to the covenants of Nonaffiliated Partner Trustee or Partnership for the benefit of Holders, or to surrender any rights or power herein conferred upon Nonaffiliated Partner Trustee, Partnership, Beneficiaries or General Partner;

                      (f)         to add to the rights of Holders;

                      (g) to include on the Notes any legend required by law; or

                      (h) to permit the qualification of this Indenture under the Trust Indenture Act of 1939, as amended, or any similar federal statute hereafter in effect, except that nothing herein contained shall permit or authorize the inclusion of the provisions referred to in Section 316(a)(2) of said Trust Indenture Act of 1939 or any corresponding provision in any similar federal statute hereafter in effect.

         11.2 Supplements to Partnership Agreement, Guaranty, Services Agreement and O&M Agreement Without Holder Consent. Indenture Trustee, from time to time and at any time, subject to the restrictions contained in this Indenture, may, without the consent of Holders, consent to any amendment of or supplement to the Partnership Agreement, the Guaranty, the Services Agreement or the O&M Agreement for any one of the following purposes:

                      (a) to adjust the Priority Distributions, Disposition Values, and ET Price payable under Section 2.7 of the Participation Agreement, subject to all of the conditions set forth therein, if, on or before the effective date of any adjustment pursuant to the provisions of this Section 11.2(b), Indenture Trustee shall have received an Officer's Certificate of General Partner (on behalf of Partnership), addressed to Holders and Indenture Trustee and to the effect that, after giving effect to such adjustment, the amount of Priority Distributions distributable on each Payment Date under the Partnership Agreement equals or exceeds the amount payable on such date for principal and accrued interest on all the Notes, and the amounts of Disposition Value or ET Price payable on any date under the Partnership Agreement or Participation Agreement equals or exceeds the unpaid principal amount of all the Notes and accrued interest and, in the case of the ET Price, Premium, if any, thereon after giving effect to the making of any Category B Priority Distributions on such date, which certificate shall set forth detailed information sufficient to demonstrate such matters; and

                      (b) if requested by Nonaffiliated Partner Trustee, to agree to any other amendment made to the Partnership Agreement, the Services Agreement, the O&M Agreement or the Guaranty solely with respect to matters that constitute, or relate to, Excepted Property.

         11.3         Amendments With Consent of Holders.

                      (a) With the written consent of Holders of not less than 66-2/3% of the unpaid principal balance of the Notes, (x) Nonaffiliated Partner Trustee and Partnership may take any action prohibited, or omit the taking of any action required, by any of the provisions of this Indenture or any agreement supplemental hereto, (y) Nonaffiliated Partner Trustee, Partnership and Indenture Trustee may enter into such written supplemental agreements to add any provisions to or to change or eliminate any provisions of this Indenture or of any such supplemental agreements, or to modify the rights of Holders, or (z) Nonaffiliated Partner Trustee and Partnership may enter into such written supplemental agreements to add any provisions to or to change or eliminate any provisions of the Partnership Agreement, the Services Agreement, the O&M Agreement or the Guaranty or of any supplemental agreements thereto, or to modify the obligations of Nonaffiliated Partner Trustee, Partnership, General Partner, Affiliated Partner, Operator, Service Taker or Guarantor thereunder; provided, however, that, without the consent of each Holder affected thereby, an amendment under this Section 11.3 may not:

                      (i) reduce any amount payable with respect to, principal, Premium, if any, or interest on, any Note held by such Holder;

                      (ii) change the date on which any principal of, Premium, if any, or interest on any Note held by such Holder, is due or payable or otherwise affect the terms of payment of any Note or change to a location outside the United States the place of payment where, or the coin or currency in which, any payment hereunder is payable;

                      (iii) reduce the amount of any capital contribution to be contributed or any Priority Distribution, Supplemental Priority Distribution or Special Distribution to be distributed under the Partnership Agreement so that the same is less than the scheduled payment of principal of, Premium, if any, and interest on any Notes held by such Holder intended to be made by Nonaffiliated Partner Trustee from such distributions;

                      (iv) create any Lien on the Indenture Estate except such as are permitted by this Indenture, or deprive any Holders of the benefit of the Lien on the Indenture Estate created by this Indenture;

                      (v) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental agreement, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or of defaults hereunder or their consequences) provided for in this Indenture; or

                     (vi) make any change in Sections 8.5 through 8.8 or this Section 11.3(a).

                      (b) Promptly after the execution by Nonaffiliated Partner Trustee and Indenture Trustee of any supplemental agreement or other amendment pursuant to Section 11.1, 11.2 or this 11.3, Indenture Trustee shall transmit by first-class mail a notice, setting forth in general terms the substance of such supplemental agreement or other amendment, together with a conformed copy thereof, to all Holders, as the names and addresses of such Holders appear on the Register. Any failure of Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental agreement.

         11.4 Notation on or Exchange of Notes. Indenture Trustee may place an appropriate notation about an amendment or waiver on any Note thereafter executed. Indenture Trustee in exchange for any Notes may execute new Notes that reflect the amendment or waiver.

         11.5 Indenture Trustee Protected. Indenture Trustee need not sign any supplemental agreement or other amendment pursuant to Section 11.2 or
11.3 that adversely affects its rights.

         11.6         Opinion of Counsel Conclusive as to Supplements.
Indenture Trustee may receive an opinion of counsel selected by it (which may be independent counsel for General Partner, Partnership or Nonaffiliated Partner Trustee) as conclusive evidence that any waiver, consent or supplemental agreement or other amendment executed pursuant to this Section 11 complies with the requirements of this Section 11.

SECTION 12.           ACTIONS TO BE TAKEN UPON EXERCISE OF CERTAIN RIGHTS.

         12.1         Actions to Be Taken upon Exercise of Certain Rights.
Upon any of:

                      (a) a Reduction Election with respect to any Unit pursuant to Section 5.16 of the Participation Agreement and Section 7.2(c) of the Partnership Agreement on a Reduction Date, and upon payment to Indenture Trustee on a Prepayment Date of an amount equal to the Prepayment Price of the required portion of the Outstanding Notes determined pursuant to Section 6.1(b);

                      (b) the purchase by General Partner or its designee of the Partnership Interest of Nonaffiliated Partner Trustee pursuant to Section 9.1 of the Partnership Agreement on the ET Date and upon payment to Indenture Trustee on such date of an amount equal to the Prepayment Price of the required portion of the Outstanding Notes determined pursuant to Section 6.1(c);

                      (c) the exercise by Partnership of its right to remove the Lien of this Indenture with respect to a Unit on the relevant date, following an Event of Loss suffered by such Unit under circumstances where Partnership does not exercise its option to substitute replacement equipment therefor pursuant to Section 5.12 of the Participation Agreement and Section 7.2(c)
of the Partnership Agreement, and upon payment to Indenture Trustee of an amount equal to the Prepayment Price as at the Prepayment Date of the required portion of the Outstanding Notes determined pursuant to Section 6.1(a);

                      (d) the exercise of Partnership's right to remove the Lien of this Indenture with respect to any Unit to be replaced in connection with a substitution pursuant to Section 5.11 of the Participation Agreement and Section 7.2(d) of the Partnership Agreement or Section 5.12 of the Participation Agreement and Section 7.2(c) of the Partnership Agreement, and upon compliance with the terms of such Section 5.11 or 5.12, as the case may be, of the Participation Agreement and the attachment of the Lien of the Indenture to the Unit being delivered to Nonaffiliated Partner Trustee in substitution for the Unit being replaced; and

                      (e) satisfaction, discharge, defeasance and termination of the obligations under this Indenture in accordance with Section 10.1;

then Indenture Trustee shall, without recourse or warranty (except as to the absence of Liens of Persons claiming by, through or under Indenture Trustee) transfer all of Indenture Trustee's right, title and interest in and to such Units to the Person contemplated by the relevant provisions of the Partnership Agreement and Participation Agreement, and Indenture Trustee shall execute such instruments as may reasonably be requested by General Partner, Nonaffiliated Partner Trustee or any Beneficiary to evidence such termination.

SECTION 13.           MISCELLANEOUS.

         13.1 Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communication and notices provided for herein shall be in writing, and any such notice shall become effective when received (and notices given pursuant to clause (b) below shall be deemed received three days after being deposited in the mail). Any written notice shall be by (a) personal delivery thereof, including, without limitation, by overnight mail and courier service, (b) United States mail, certified, postage prepaid, return receipt requested or (c) facsimile transmission, in each case effective upon receipt (in the case of clause (c) as evidenced by the sender's receipt of electronic confirmation of the addressee's receipt), and in each case addressed to the following Person at its respective address set forth below or at such other address as such Person may from time to time designate by written notice to the other Persons listed below:

If to BJ USA:

         BJ Services Company U.S.A.
         5500 Northwest Central Drive
         Houston, TX  77092
         Attention:  Mr. Taylor M. Whichard III
         Facsimile: 713/895-5420
         Confirmation No.: 713/895-5847

If to Nonaffiliated Partner Trustee:

         First Security Bank, National Association
         79 South Main Street
         Salt Lake City, Utah 84111
         Attention:  Corporate Trust Department
         Facsimile:  801/246-5053
         Confirmation No.:  801/246-5630

If to any Beneficiary:

         To such Beneficiary at its address set forth on Schedule 1 to the Participation Agreement


If to Indenture Trustee:

         State Street Bank and Trust Company
         Two International Place
         Boston, Massachusetts 02110
         Attention:  Corporate Trust Department
         Facsimile:  617/664-5297
         Confirmation No.:  617/664-5666

If to any Holder:

         To such Holder at its address set forth in the Register.

         13.2 Governing Law. THIS INDENTURE AND THE NOTES SHALL BE IN ALL RESPECTS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK FOR CONTRACTS ENTERED INTO AND TO BE PERFORMED WITHIN NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, EXCEPT TO THE EXTENT THAT MATTERS RELATING TO PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE LIEN GRANTED BY THE BASIC DOCUMENTS ARE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE UNIFORM COMMERCIAL CODE OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         13.3 No Recourse Against Others. No director, officer, employee, stockholder or Affiliate, as such, of Guarantor, General Partner, Service Taker, BJ USA, Operator, Nonaffiliated Partner Trustee or any Beneficiary, as the case may be, shall have any liability for any obligations of Guarantor, General Partner, Service Taker, BJ USA, Operator, Nonaffiliated Partner Trustee or any Beneficiary, as the case may be, under this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

         13.4 Execution in Counterparts. This Indenture may be executed in any number of counterparts, and the parties hereto on separate signature pages, each executed counterpart constituting an original but altogether only one Indenture.

         13.5 Indenture for Benefit of Nonaffiliated Partner Trustee, Indenture Trustee, Beneficiaries and Holders. Nothing in this Indenture or the Notes, whether express or implied, shall be construed to give to any Person other than Nonaffiliated Partner Trustee, Indenture Trustee, Partnership, Beneficiaries and the Holders any legal or equitable right, remedy or claim under or in respect of this Indenture, other than General Partner to the extent expressly provided herein.

         13.6 Severability. Whenever possible, each provision of this Indenture shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Indenture shall be prohibited by or invalid under the laws of any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Indenture as to such jurisdiction or in any other jurisdiction.

         13.7 No Oral Modifications or Continuing Waivers. No terms or provisions of this Indenture or the Notes may be waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other Person against whom enforcement of the waiver, discharge or termination is sought; and any waiver of the terms hereof or of any Note shall be effective only in the specific instance and for the specific purpose given.

         13.8 Successors and Assigns. This Indenture shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof and the Basic Documents. Except as expressly provided herein or in the other Basic Documents, no party hereto may assign its interests herein without the consent of the other party hereto. Any request, notice, direction, consent, waiver or other instrument or action by any Holder shall bind the successors and assigns of such Holder.

         13.9 Headings and Table of Contents. The headings of the Sections of this Indenture and the Table of Contents are inserted for the purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

         13.10 No Legal Title to Indenture Estate in Holders. No Holder shall have legal title to any part of the Indenture Estate. No transfer, by operation of law or otherwise, of any Note or other right, title and interest of any Holder in and to the Indenture Estate or the trusts hereunder shall operate to terminate this Indenture or the trusts hereunder or entitle any successor or transferee of such Holder to an accounting or the transfer to it of legal title to any part of the Indenture Estate.

         13.11 Capacity in Which Acting. Nonaffiliated Partner Trustee acts hereunder solely as trustee herein and in the Trust Agreement provided and not in its individual capacity, except as otherwise expressly provided herein, in the Trust Agreement and in the Participation Agreement.

         13.12 Directly or Indirectly. Where any provision in this Indenture refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

         IN WITNESS WHEREOF, Nonaffiliated Partner Trustee, Partnership and Indenture Trustee have caused this INDENTURE to be duly executed and delivered as of the date first above written.


                                        FIRST SECURITY BANK, NATIONAL
                                        ASSOCIATION, not in its
                                        individual capacity except as
                                        expressly provided herein,
                                        but solely as Nonaffiliated
                                        Partner Trustee


                                        By:   /s/
                                             -----------------------------------
                                             Name:
                                                  ------------------------------

                                             Title:
                                                   -----------------------------

                                        BJ SERVICES EQUIPMENT, L.P.

                                        By: BJ SERVICES COMPANY, U.S.A.,
                                            its general partner



                                        By:   /s/
                                             -----------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                        STATE STREET BANK AND TRUST COMPANY,
                                        as Indenture Trustee


                                        By:   /s/
                                            ------------------------------------
                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------